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                                CREDIT AGREEMENT

                            dated as of June 26, 1998

                                      among

                               SANTI GROUP, INC.,

                         VARIOUS FINANCIAL INSTITUTIONS

                                       and

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,

                                    as Agent


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                                TABLE OF CONTENTS

                                                                              Page

SECTION 1  DEFINITIONS...........................................................1
         1.1      Definitions....................................................1
         1.2      Other Interpretive Provisions.................................12

SECTION 2         COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND
                  LETTER OF CREDIT PROCEDURES...................................13
         2.1      Commitments...................................................13
                  2.1.1  Revolving Loan Commitment..............................13
                  2.1.2  L/C Commitment.........................................13
         2.2      Revolving Loan Procedures.....................................14
                  2.2.1  Various Types of Revolving Loans.......................14
                  2.2.2  Borrowing Procedures...................................14
                  2.2.3  Conversion and Continuation Procedures.................15
         2.3      Letter of Credit Procedures...................................16
                  2.3.1  L/C Applications.......................................16
                  2.3.2  Participations in Letters of Credit....................16
                  2.3.3  Reimbursement Obligations..............................17
                  2.3.4  Limitation on Obligations of Issuing Banks.............17
                  2.3.5  Funding by Banks to Issuing Banks......................17
         2.4      Commitments Several...........................................18
         2.5      Certain Conditions............................................18

SECTION 3  NOTES EVIDENCING LOANS...............................................19
         3.1      Notes.........................................................19
         3.2      Recordkeeping.................................................19

SECTION 4  INTEREST.............................................................19
         4.1      Interest Rates................................................19
         4.2      Interest Payment Dates........................................19
         4.3      Setting and Notice of Eurodollar Rates........................20
         4.4      Computation of Interest.......................................20

SECTION 5  FEES.................................................................20
         5.1      Non-Use Fee...................................................20
         5.2      Letter of Credit Fees.........................................20
         5.3      Agent's Fees..................................................21

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
SECTION 6         REDUCTION AND TERMINATION OF THE COMMITMENTS;
                  PREPAYMENTS...................................................21
         6.1      Reduction or Termination of the Commitments...................21
         6.2      Prepayments...................................................21

SECTION 7  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES......................22
         7.1      Making of Payments............................................22
         7.2      Application of Certain Payments...............................22
         7.3      Due Date Extension............................................22
         7.4      Setoff........................................................22
         7.5      Proration of Payments.........................................23
         7.6      Taxes.........................................................23

SECTION 8  INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.............25
         8.1      Increased Costs...............................................25
         8.2      Basis for Determining Interest Rate Inadequate or Unfair......27
         8.3      Changes in Law Rendering Eurodollar Loans
                  Unlawful......................................................27
         8.4      Funding Losses................................................28
         8.5      Right of Banks to Fund through Other Offices..................28
         8.6      Discretion of Banks as to Manner of Funding...................28
         8.7      Mitigation of Circumstances; Replacement of Affected Bank.....29
         8.8      Conclusiveness of Statements; Survival of
                  Provisions....................................................29

SECTION 9  WARRANTIES...........................................................30
         9.1      Organization, etc.............................................30
         9.2      Authorization; No Conflict....................................30
         9.3      Validity and Binding Nature...................................30
         9.4      Financial Condition...........................................31
         9.5      No Material Adverse Change....................................31
         9.6      Litigation and Contingent Liabilities.........................31
         9.7      Ownership of Properties; Liens................................31
         9.8      Subsidiaries..................................................32
         9.9      Pension and Welfare Plans.....................................32
         9.10     Investment Company Act........................................32
         9.11     Public Utility Holding Company Act............................32
         9.12     Regulation U..................................................33
         9.13     Taxes.........................................................33
         9.14     Solvency, etc.................................................33
         9.15     Environmental Matters.........................................33

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
         9.16     Year 2000 Problem.............................................35
         9.17     Information...................................................35

SECTION 10  COVENANTS...........................................................36
         10.1     Reports, Certificates and Other Information...................36
                  10.1.1  Audit Report..........................................36
                  10.1.2  Quarterly Reports.....................................36
                  10.1.3  Monthly Reports.......................................37
                  10.1.4  Compliance Certificates...............................37
                  10.1.5  Reports to SEC and to Shareholders....................37
                  10.1.6  Notice of Default, Litigation and ERISA
                              Matters...........................................37
                  10.1.7  Subsidiaries..........................................38
                  10.1.8  Management Reports....................................39
                  10.1.9  Projections...........................................39
                  10.1.11 Other Information.....................................39
         10.2     Books, Records and Inspections................................39
         10.3     Insurance.....................................................40
         10.4     Compliance with Laws; Payment of Taxes and
                  Liabilities...................................................40
         10.5     Maintenance of Existence, etc.................................40
         10.6     Financial Covenants...........................................40
                  10.6.1  Minimum Net Worth.....................................40
                  10.6.2  Minimum Interest Coverage.............................41
                  10.6.3  Funded Debt to EBITDA Ratio...........................41
                  10.6.5  Capital Expenditures..................................41
         10.7     Limitations on Debt...........................................42
         10.8     Liens.........................................................42
         10.9     Operating Leases..............................................43
         10.10    Restricted Payments...........................................43
         10.11    Mergers, Consolidations, Sales................................43
         10.12    Use of Proceeds...............................................44
         10.13    Further Assurances............................................44
         10.14    Transactions with Affiliates..................................45
         10.15    Employee Benefit Plans........................................45
         10.16    Environmental Laws............................................45
         10.17    Unconditional Purchase Obligations............................45
         10.18    Inconsistent Agreements.......................................46
         10.19    Business Activities...........................................46
         10.20    Advances and Other Investments................................46



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
SECTION 11  EFFECTIVENESS; CONDITIONS OF LENDING, ETC...........................47

         11.1     Effectiveness.................................................47
                  11.1.1  Notes.................................................48
                  11.1.2  Resolutions...........................................48
                  11.1.3  Consents, etc.........................................48
                  11.1.4  Incumbency and Signature Certificates.................48
                  11.1.5  Guaranty..............................................48
                  11.1.6  Security Agreement....................................48
                  11.1.7  Pledge Agreements.....................................48
                  11.1.8  Opinion of Counsel for the Company and the
                              Guarantors........................................48
                  11.1.9  Other.................................................49
         11.2     Conditions....................................................49
                  11.2.1  Compliance with Warranties, No
                              Default, etc......................................49
                  11.2.2  Confirmatory Certificate..............................50

SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT..................................50
         12.1     Events of Default.............................................50
                  12.1.1  Non-Payment of the Loans, etc.........................50
                  12.1.2  Non-Payment of Other Debt.............................50
                  12.1.3  Other Material Obligations............................50
                  12.1.4  Bankruptcy, Insolvency, etc...........................51
                  12.1.5  Non-Compliance with Provisions of This
                              Agreement.........................................51
                  12.1.6  Warranties............................................51
                  12.1.7  Pension Plans.........................................52
                  12.1.8  Judgments.............................................52
                  12.1.9  Invalidity of Guaranty, etc...........................52
                  12.1.10  Invalidity of Collateral Documents, etc..............52
                  12.1.11  Change in Control....................................52
         12.2     Effect of Event of Default....................................53

SECTION 13  THE AGENT...........................................................54
         13.1     Appointment and Authorization.................................54
         13.2     Delegation of Duties..........................................54
         13.3     Liability of Agent............................................54
         13.4     Reliance by Agent.............................................55
         13.5     Notice of Default.............................................55
         13.6     Credit Decision...............................................56
         13.7     Indemnification...............................................56

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
         13.8     Agent in Individual Capacity..................................58
         13.9     Successor Agent...............................................58
         13.10    Withholding Tax...............................................59
         13.11    Collateral Matters............................................61

SECTION 14  GENERAL.............................................................61
         14.1     Waiver; Amendments............................................61
         14.2     Confirmations.................................................62
         14.3     Notices.......................................................62
         14.4     Computations..................................................62
         14.5     Regulation U..................................................63
         14.6     Costs, Expenses and Taxes.....................................63
         14.7     Subsidiary References.........................................63
         14.8     Captions......................................................64
         14.9     Assignments; Participations...................................64
                  14.9.1  Assignments...........................................64
                  14.9.2  Participations........................................65
         14.10  Governing Law...................................................66
         14.11  Counterparts....................................................66
         14.12  Successors and Assigns..........................................67
         14.13  Indemnification by the Company..................................67
         14.14  Forum Selection and Consent to Jurisdiction.....................68
         14.15  Waiver of Jury Trial............................................68

SCHEDULE 1.1          Pricing Schedule

SCHEDULE 2.1          Banks and Percentages

SCHEDULE 9.6          Litigation and Contingent Liabilities

SCHEDULE 9.8          Subsidiaries

SCHEDULE 9.15         Environmental Matters

SCHEDULE 10.7         Existing Debt

SCHEDULE 10.8         Existing Liens

SCHEDULE 12.1.11      Key Executives

SCHEDULE 14.3         Addresses for Notices

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EXHIBIT A             Form of Note
                        (Section 3.1)

EXHIBIT B             Form of Compliance Certificate
                        (Section 10.1.3)

EXHIBIT C             Form of Guaranty
                        (Section 1)

EXHIBIT D             Form of Security Agreement
                        (Section 1)

EXHIBIT E             Form of Company Pledge Agreement
                        (Section 1)

EXHIBIT F             Form of Subsidiary Pledge Agreement
                        (Section 11.1.7)

EXHIBIT G             Form of Assignment Agreement
                        (Section 14.9)




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                                CREDIT AGREEMENT

         This CREDIT AGREEMENT, dated as of June 26, 1998 (this "Agreement"), is entered into among SANTI GROUP, INC., a Delaware corporation (the "Company"), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the "Banks"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (in its individual capacity, "BofA"), as agent for the Banks.

         WHEREAS, the Banks have agreed to extend a revolving credit facility (with letter of credit subfacility) to the Company;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

         SECTION 1  DEFINITIONS.

         1.1 Definitions. When used herein the following terms shall have the following meanings:

         Affected Bank means any Bank that has given notice to the Company (which has not been rescinded) of (i) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 or (ii) the occurrence of any circumstances of the nature described in Section 8.2 or 8.3.

         Affiliate of any Person means (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person.

         Agent means BofA in its capacity as agent for the Banks hereunder and any successor thereto in such capacity.

         Agent-Related Persons means BofA and any successor agent arising under
Section 13.9, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         Agreement - see the Preamble.

         Assignee - see Section 14.9.1.

         Assignment Agreement - see Section 14.9.1.

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         Bank - see the Preamble. References to the "Banks" shall include the
Issuing Bank; for purposes of clarification only, to the extent that BofA (or any successor Issuing Bank) may have any rights or obligations in addition to those of the other Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

         Base Rate means at any time the greater of (a) the Federal Funds Rate plus 0.5% and (b) the Reference Rate.

         BofA - see the Preamble.

         Business Day means any day on which BofA is open for commercial banking business in Chicago, New York and San Francisco and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the interbank eurodollar market.

         Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

         Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

         Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Bank or its holding company) rated at least A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Bank for the purpose of investing in loans to any corporation (other than the Company or an

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Affiliate of the Company), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

         CERCLA - see Section 9.15.

         Code means the Internal Revenue Code of 1986.

         Collateral Documents means the Company Pledge Agreement, each Subsidiary Pledge Agreement, the Security Agreement and any other agreement pursuant to which the Company or any Guarantor grants collateral to the Agent for the benefit of the Banks.

         Commitment Amount means $40,000,000 as reduced from time to time pursuant to Section 6.1.

         Commitment means, as to any Bank, such Bank's commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement.

         Company - see the Preamble.

         Company Pledge Agreement means a pledge agreement between the Company and the Agent, substantially in the form of Exhibit E.

         Computation Period means each of the following periods: (a) the Fiscal Quarter ending June 30, 1998; (b) the period of two consecutive Fiscal Quarters ending September 30, 1998; (c) the period of three consecutive Fiscal Quarters ending December 31, 1998; and (d) each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter on or after March 31, 1999.

         Consolidated Net Income means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries for such period, excluding any extraordinary gains during such period.

         Consolidated Net Worth means, at any date, consolidated stockholders' equity (excluding any equity attributed to any mandatorily redeemable preferred stock) of the Company and its Subsidiaries as at such date.

         Controlled Group means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code or
Section 4001 of ERISA.

                                        3


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         Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the Letters of Credit), (f) net liabilities of such Person under all Hedging Obligations and (g) all Suretyship Liabilities of such Person.

         Disposal - see the definition of "Release".

         Dollar and the sign "$" mean lawful money of the United States of America.

         EBITDA means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation and amortization for such period; provided that for purposes of calculating EBITDA for any period, the consolidated net income of any Person acquired by the Company or any Subsidiary during such period (plus, to the extent deducted in determining such consolidated net income, interest expense, income tax expense, depreciation and amortization of such Person) shall be included on a pro forma basis for such period (assuming the consummation of each such acquisition and the incurrence or assumption of any Debt in connection therewith occurred on the first day of such period) if (i) the audited consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the fiscal year of such Person preceding the acquisition of such Person and the related audited consolidated statements of income, stockholders' equity and cash flows for the such fiscal year have been provided to the Agent and the Banks and (ii) any subsequent unaudited financial statements for such Person for the period prior to the acquisition of such Person were prepared on a basis consistent with such audited financial statements.

         Effective Date - see Section 11.1.

         Environmental Claims means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         Environmental Laws means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to environmental matters.

         ERISA means the Employee Retirement Income Security Act of 1974.

         Eurocurrency Reserve Percentage means, with respect to any Eurodollar Loan for any Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentage in effect on each day of such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the aggregate maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of such Board of Governors which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

         Eurodollar Loan means any Revolving Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Reserve Adjusted).

         Eurodollar Margin - see Schedule 1.1.

         Eurodollar Office means with respect to any Bank the office or offices of such Bank which shall be making or maintaining the Eurodollar Loans of such Bank hereunder or such other office or offices through which such Bank determines its Eurodollar Rate. A Eurodollar Office of any Bank may be, at the option of such Bank, either a domestic or foreign office.

         Eurodollar Rate means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of BofA two Business Days prior to the beginning of such Interest Period by major banks in the interbank eurodollar market as at or about 10:00 A.M., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BofA for such Interest Period.

         Eurodollar Rate (Reserve Adjusted) means, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                    Eurodollar Rate     =      Eurodollar Rate
                                               ---------------
                  (Reserve Adjusted)           1-Eurocurrency
                                              Reserve Percentage

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




         Event of Default means any of the events described in Section 12.1.

         Exemption Representation - See Section 7.6.

         Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         Financial Letter of Credit means any Letter of Credit determined by the applicable Issuing Bank to be a "financial guaranty-type Standby Letter of Credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency (or in any successor regulation, guideline or ruling by any applicable banking regulatory authority).

         Fiscal Quarter means a fiscal quarter of a Fiscal Year.

         Fiscal Year means the fiscal year of the Company and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1997") refer to the Fiscal Year ending on December 31 of such calendar year.

         Floating Rate Loan means any Loan which bears interest at or by reference to the Base Rate.

         Floating Rate Margin - see Schedule 1.1.

         Funded Debt means all Debt of the Company and its Subsidiaries, excluding (i) contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except, in each case, to the extent constituting Suretyship Liabilities in respect of Debt of a Person other than the Company or any Subsidiary), (ii) Hedging Obligations and (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries.

         Funded Debt to EBITDA Ratio means, for any Computation Period, the ratio of (i) Funded Debt as of the last day of such Computation Period to (ii) EBITDA for such Computation Period; provided that for the Computation Periods ending June 30, 1998, September 30, 1998 and December 31, 1998, EBITDA shall be multiplied by 4, 2 and 1.33, respectively.

         GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         Group - see Section 2.2.1.

         Guarantor means, on any day, each Subsidiary that has executed a counterpart of the Guaranty on or prior to that day (or is required to execute a counterpart of the Guaranty on that date).

         Guaranty means a guaranty substantially in the form of Exhibit C.

         Hazardous Substances - see Section 9.15.

         Interest Coverage Ratio means, for any Computation Period, the ratio of
(a) Consolidated Net Income before deducting Interest Expense and income tax expense for such Computation Period to (b) Interest Expense for such Computation Period.

         Interest Expense means, for any Computation Period, the consolidated interest expense of the Company and its Subsidiaries for such Computation Period (including all imputed interest on Capital Leases and before giving effect to any capitalization of interest but excluding amortization of deferred financing costs).

         Interest Period means, as to any Eurodollar Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Company pursuant to Section 2.2.3; provided that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period for a Eurodollar Loan that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) the Company may not select any Interest Period for any Loan which would extend beyond the scheduled Termination Date.

         Investment means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding any commission, travel or similar advances made to directors, officers and employees of the Company or any of its Subsidiaries), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses.

         Issuing Bank means BofA in its capacity as an issuer of Letters of Credit hereunder and any other Bank which, with the written consent of the Company and the Agent, is the issuer of one or more Letters of Credit hereunder.

         L/C Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by the applicable Issuing Bank at the time of such request for the type of letter of credit requested.

         Letter of Credit - see Section 2.1.2.

         Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

         Loan Documents means this Agreement, the Notes, the Guaranty, the L/C Applications and the Collateral Documents.

         Loans means Revolving Loans.

         Margin Stock means any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System.

         Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole, or (b) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against the Company or any Guarantor of any Loan Document.

         Multiemployer Pension Plan means a multiemployer plan, as such term is defined in Section 4001(a)(3) of ERISA, and to which the Company or any member of the Controlled Group may have any liability.

         Net Worth means the Company's consolidated stockholders' equity (including preferred stock accounts).

         Non-Financial Letter of Credit means any Letter of Credit other than a Financial Letter of Credit.

         Note - see Section 3.1.

         Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by the Company or any Subsidiary, as lessee, other than any Capital Lease.

         PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         Pension Plan means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which the Company or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         Percentage means, with respect to any Bank, the percentage specified opposite such Bank's name on Schedule 2.1 hereto, reduced (or increased) by subsequent assignments pursuant to Section 14.9.1.

         Person means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

         RCRA - see Section 9.15.

         Release has the meaning specified in CERCLA and the term "Disposal" (or "Disposed") has the meaning specified in RCRA; provided that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and provided, further, that to the extent that the laws of a state wherein any affected property lies establish a meaning for "Release" or "Disposal" which is broader than is specified in either CERCLA or RCRA, such broader meaning shall apply.

         Reference Rate means, for any day, the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The

"reference rate" is a rate set by BofA based upon various factors, including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         Required Banks means Banks having Percentages aggregating 66-2/3% or more; provided that at any time there are less than three Banks, "Required Banks" shall mean all Banks.

         Revolving Loan - see Section 2.1.1.

         SEC means the Securities and Exchange Commission.

         Security Agreement means a Security Agreement substantially in the form of Exhibit D.

         Stated Amount means, with respect to any Letter of Credit at any date of determination, the maximum aggregate amount available for drawing thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

         Subsidiary means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

         Subsidiary Pledge Agreement means each pledge agreement substantially in the form of Exhibit F issued by any Subsidiary, whether pursuant to Section
11.1.7 or Section 10.13.

         Suretyship Liability means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

         Termination Date means the earlier to occur of (a) June 26, 2001 or (b) such other date on which the Commitments shall terminate pursuant to Section 6 or 12.

         Total Outstandings means at any time the sum of (a) the aggregate principal amount of all outstanding Loans plus (b) the Stated Amount of all Letters of Credit.

         Type of Revolving Loan or Borrowing - see Section 2.2.1. The types of Revolving Loans or borrowings under this Agreement are as follows: Floating Rate Loans or borrowings and Eurodollar Loans or borrowings.

         Unmatured Event of Default means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

         Welfare Plan means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

         1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "including" is not limiting and means "including without limitation."

                           (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

                  (e) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company, the Banks and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Agent or the Banks merely because of the Agent's or Banks' involvement in their preparation.

         SECTION 2 COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES.

         2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Banks, severally and for itself alone, agrees to make loans to, and to issue or participate in the issuance of letters of credit for the account of, the Company as follows:

         2.1.1 Revolving Loan Commitment. Each Bank will make loans on a revolving basis ("Revolving Loans") from time to time before the Termination Date in such Bank's Percentage of such aggregate amounts as the Company may from time to time request from all Banks; provided that the Total Outstandings will not at any time exceed the Commitment Amount; provided further that the Total Outstandings shall not exceed $15,000,000 at any time prior to the delivery of the Company's audited consolidated financial statements pursuant to Section 10.

         2.1.2 L/C Commitment. (a) The Issuing Banks will issue standby letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the applicable Issuing Bank and the Company (each, a "Letter of Credit"), at the request of and for the account of the Company or any Subsidiary from time to time before the Termination Date and (b) as more fully set forth in Section 2.3.5, each Bank agrees to purchase a participation in each such Letter of Credit; provided that the aggregate Stated Amount of all Letters of Credit shall not at any time exceed the lesser of (i) $5,000,000 and (ii) the excess, if any, of the Commitment Amount over the aggregate principal amount of all outstanding Loans.

         2.2      Revolving Loan Procedures.

         2.2.1 Various Types of Revolving Loans. Each Revolving Loan shall be either a Floating Rate Loan or a Eurodollar Loan (each a "type" of Revolving
Loan), as the Company shall specify in the related notice of borrowing or conversion pursuant to Section 2.2.2 or 2.2.3. Eurodollar Loans having the same Interest Period are sometimes called a "Group" or collectively "Groups". Floating Rate Loans and Eurodollar Loans may be outstanding at the same time, provided that (i) not more than eight different Groups of Eurodollar Loans shall be outstanding at any one time, (ii) the aggregate principal amount of each Group of Eurodollar Loans shall at all times be at least $500,000 and an integral multiple of $100,000 and (iii) during the 90 days immediately following the Effective Date, the Company may not select any Interest Period for any Group of Eurodollar Loans which would end after the date specified by the Agent in writing on the Effective Date as the date on which the Agent plans to complete the primary syndication of the credit facility established hereunder. All borrowings, conversions and repayments of

Revolving Loans shall be effected so that each Bank will have a pro rata share (according to its Percentage) of all types and Groups of Revolving Loans.

         2.2.2 Borrowing Procedures. The Company shall give written notice or telephonic notice (followed promptly by written confirmation thereof) to the Agent of each proposed borrowing not later than (a) in the case of a Floating Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a Eurodollar borrowing, 9:00 A.M., Chicago time, at least two Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a Eurodollar borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the Agent shall advise each Bank thereof. Not later than 1:00 p.m., Chicago time, on the date of a proposed borrowing, each Bank shall provide the Agent at the office specified by the Agent with immediately available funds covering such Bank's Percentage of such borrowing and, so long as the Agent has not received written notice that the conditions precedent set forth in Section 11 with respect to such borrowing have not been satisfied, the Agent shall pay over the requested amount to the Company on the requested borrowing date. Each borrowing shall be on a Business Day. Each borrowing shall be in an aggregate amount of at least $500,000 and an integral multiple of $100,000.

         2.2.3 Conversion and Continuation Procedures. (a) Subject to the provisions of Section 2.2.1, the Company may, upon irrevocable written notice to the Agent in accordance with clause (b) below:

                           (i) elect, as of any Business Day, to convert any
                  outstanding Loan into a Loan of a different type; or

                           (ii) elect, as of the last day of the applicable
                  Interest Period, to continue any Group of Eurodollar Loans having an Interest Period expiring on such day (or any part thereof in an aggregate amount not less than $500,000 or a higher integral multiple of $100,000) for a new Interest Period.

         (b) The Company shall give written or telephonic (followed promptly by written confirmation thereof) notice to the Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Floating Rate Loans, 10:00 a.m., Chicago time, on the proposed date of such conversion; and (ii) in the case of a conversion into or continuation of Eurodollar Loans, 10:00 a.m., Chicago time, at least three Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

                           (1) the proposed date of conversion or continuation;

                           (2) the aggregate amount of Loans to be converted or
continued;

                           (3) the type of Loans resulting from the proposed
                  conversion or continuation; and

                           (4) in the case of conversion into, or continuation
                  of, Eurodollar Loans, the duration of the requested Interest Period therefor.

         (c) If upon expiration of any Interest Period applicable to Eurodollar Loans, the Company has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, the Company shall be deemed to have elected to convert such Eurodollar Loans into Floating Rate Loans effective on the last day of such Interest Period.

         (d) The Agent will promptly notify each Bank of its receipt of a notice of conversion or continuation pursuant to this Section 2.4 or, if no timely notice is provided by the Company, of the details of any automatic conversion.

         (e) Unless the Required Banks otherwise consent, during the existence of any Event of Default or Unmatured Event of Default, the Company may not elect to have a Floating Rate Loan converted into or continued as a Eurodollar Loan.

         2.3      Letter of Credit Procedures.

         2.3.1 L/C Applications. The Company shall give notice to the Agent and the applicable Issuing Bank of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the Agent and such Issuing Bank shall agree in any particular instance) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Company (together with any Subsidiary for the account of which the related Letter of Credit is to be issued) and in all respects satisfactory to the Agent and the applicable Issuing Bank, together with such other documentation as the Agent or such Issuing Bank may reasonably request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. So long as the applicable Issuing Bank has not received written notice that the conditions precedent set forth in Section 11 with respect to the issuance of such Letter of Credit have not been satisfied, such Issuing Bank shall issue such Letter of Credit on the requested issuance date. Each Issuing Bank shall promptly advise the Agent of the issuance of each Letter of Credit by such Issuing Bank and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder.

         2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the applicable Issuing Bank shall be deemed to have sold and transferred to each other Bank, and each other Bank shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such other Bank's Percentage, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the applicable Issuing Bank's "participation" therein. Each Issuing Bank hereby agrees, upon request of the Agent or any Bank, to deliver to such Bank a list of all outstanding Letters of Credit issued by such Issuing Bank, together with such information related thereto as such Bank may reasonably request.

         2.3.3 Reimbursement Obligations. The Company hereby unconditionally and irrevocably agrees to reimburse the applicable Issuing Bank for each payment or disbursement made by such Issuing Bank under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that such Issuing Bank is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect plus the Floating Rate Margin from time to time in effect plus, beginning on the third Business Day after receipt of notice from the Issuing Bank of such payment or disbursement, 2%. The applicable Issuing Bank shall notify the Company and the Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of such Issuing Bank to so notify the Company shall not affect the rights of such Issuing Bank or the Banks in any manner whatsoever.

         2.3.4 Limitation on Obligations of Issuing Banks. In determining whether to pay under any Letter of Credit, no Issuing Bank shall have any obligation to the Company or any Bank other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon such Issuing Bank any liability to the Company or any Bank and shall not reduce or impair the Company's reimbursement obligations set forth in Section 2.3.3 or the obligations of the Banks pursuant to Section 2.3.5.

         2.3.5 Funding by Banks to Issuing Banks. If an Issuing Bank makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed such Issuing Bank in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, or if any reimbursement received by such Issuing Bank from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other Bank shall be obligated to pay to the Agent for the account of such Issuing Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its pro rata share (according to its Percentage) of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.3.3), and upon notice from the applicable Issuing Bank, the Agent shall promptly notify each other Bank thereof. Each other Bank irrevocably and unconditionally agrees to so pay to the Agent in immediately available funds for the applicable Issuing Bank's account the amount of such other Bank's Percentage of such payment or disbursement. If and to the extent any Bank shall not have made such amount available to the Agent by 2:00 P.M., Chicago time, on the Business Day on which such Bank receives notice from the Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Bank agrees to pay interest on such amount to the Agent for the applicable Issuing Bank's account forthwith on demand for each day from the date such amount was to have been delivered to the Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Bank's failure to make available to the Agent its Percentage of any such payment or disbursement shall not relieve any other Bank of its obligation hereunder to make available to the Agent such other Bank's Percentage of such payment, but no Bank shall be responsible for the failure of any other Bank to make available to the Agent such other Bank's Percentage of any such payment or disbursement.

         2.4 Commitments Several. The failure of any Bank to make a requested Loan on any date shall not relieve any other Bank of its obligation (if any) to make a Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank.

         2.5 Certain Conditions. Notwithstanding any other provision of this Agreement, no Bank shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any Eurodollar Loan, and no Issuing Bank shall have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

         SECTION 3  NOTES EVIDENCING LOANS.

         3.1 Notes. The Loans of each Bank shall be evidenced by a promissory note (each a "Note") substantially in the form set forth in Exhibit A, with appropriate insertions, payable to the order of such Bank in a face principal amount equal to such Bank's Percentage of the Commitment Amount.

         3.2 Recordkeeping. Each Bank shall record in its records, or at its option on the schedule attached to its Note, the date and amount of each Loan made by such Bank, each repayment or conversion thereof and, in the case of each Eurodollar Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Company hereunder or under any Note to repay the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

         SECTION 4  INTEREST.

         4.1 Interest Rates. The Company promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:

                  (a) at all times while such Loan is a Floating Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Floating Rate Margin from time to time in effect; and

                  (b) at all times while such Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Eurodollar Rate (Reserve Adjusted) applicable to each Interest Period for such Loan plus the Eurodollar Margin from time to time in effect;

provided, however, that at any time an Event of Default exists, the interest rate applicable to each Loan shall be increased by 2%.

         4.2 Interest Payment Dates. Accrued interest on each Floating Rate Loan shall be payable in arrears on the last Business Day of each calendar month and at maturity. Accrued interest on each Eurodollar Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a Eurodollar Loan with a six-month Interest Period, on the three-month anniversary of the first day of such Interest Period) and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

         4.3 Setting and Notice of Eurodollar Rates. The applicable Eurodollar Rate for each Interest Period shall be determined by the Agent, and notice thereof shall be given by the Agent promptly to the Company and each Bank. Each determination of the applicable Eurodollar Rate by the Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Agent shall, upon written request of the Company or any Bank, deliver to the Company or such Bank a statement showing the computations used by the Agent in determining any applicable Eurodollar Rate hereunder.

         4.4 Computation of Interest. All determinations of interest for Floating Rate Loans when the Base Rate is determined by the Reference Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. All other computations of interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days. The applicable interest rate for each Floating Rate Loan shall change simultaneously with each change in the Base Rate.

         SECTION 5  FEES.

         5.1 Non-Use Fee. The Company agrees to pay to the Agent for the account of each Bank a non-use fee, for the period from June 29, 1998 to the Termination Date, at the rate per annum in effect from time to time pursuant to
Schedule 1.1 of the daily average of the unused amount of such Bank's Percentage of the Commitment Amount. For purposes of calculating usage under this Section, the Commitment Amount shall be deemed used to the extent of the aggregate principal amount of all outstanding Loans plus the Stated Amount of all Letters of Credit. Such non-use fee shall be payable in arrears on the last Business Day of each calendar quarter and on the Termination Date for any period then ending for which such non-use fee shall not have theretofore been paid. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

         5.2 Letter of Credit Fees. (a) The Company agrees to pay to the Agent for the account of the Banks pro rata according to their respective Percentages a letter of credit fee for each Letter of Credit in an amount equal to the rate per annum in effect from time to time pursuant to Schedule 1.1 of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that the rate applicable to each Letter of Credit shall be increased by 2% at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last Business Day of each calendar quarter and on the Termination Date for the period from the date of the issuance of each Letter of Credit to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

         (b) The Company agrees to pay each Issuing Bank a fronting fee for each Letter of Credit issued by such Issuing Bank in the amount separately agreed to between the Company and such Issuing Bank.

         (c) In addition, with respect to each Letter of Credit, the Company agrees to pay to the applicable Issuing Bank, for its own account, such fees and expenses as such Issuing Bank customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations.

         5.3 Agent's Fees. The Company agrees to pay to the Agent such agent's fees as are mutually agreed to from time to time by the Company and the Agent.

         SECTION 6         REDUCTION AND TERMINATION OF THE COMMITMENTS;
                           PREPAYMENTS.

         6.1 Reduction or Termination of the Commitments. The Company may from time to time on at least five Business Days' prior written notice received by the Agent (which shall promptly advise each Bank thereof) permanently reduce the Commitment Amount to an amount not less than the Total Outstandings. Any such reduction shall be in an amount not less than $5,000,000 or a higher integral multiple of $1,000,000. The Company may at any time on like notice terminate the Commitments upon payment in full of all Loans and all other obligations of the Company hereunder and cash collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the Banks, of all obligations arising with respect to the Letters of Credit. All reductions of the Commitment Amount shall reduce the Commitments pro rata among the Banks according to their respective Percentages.

         6.2 Prepayments. The Company may from time to time prepay the Loans in whole or in part, provided that the Company shall give the Agent (which shall promptly advise each Bank) notice thereof not later than 10:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment. Each partial prepayment shall be in a principal amount of $100,000 or a higher integral multiple thereof. Any prepayment of a Eurodollar Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4.

         SECTION 7  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

         7.1 Making of Payments. All payments of principal of or interest on the Notes, and of all non-use fees and Letter of Credit fees, shall be made by the Company to the Agent in immediately available funds at the office specified by the Agent not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Agent on the next following Business Day. The Agent shall promptly remit to each Bank or other holder of a Note its share of all such payments received in collected funds by the Agent for the account of such Bank or holder.

         All payments under Section 8.1 shall be made by the Company directly to the Bank entitled thereto.

         7.2 Application of Certain Payments. Each payment of principal shall be applied to such Loans as the Company shall direct by notice to be received by the Agent on or before the date of such payment or, in the absence of such notice, as the Agent shall determine in its discretion. Concurrently with each remittance to any Bank of its share of any such payment, the Agent shall advise such Bank as to the application of such payment.

         7.3 Due Date Extension. If any payment of principal or interest with respect to any of the Notes, or of non-use fees or Letter of Credit fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a Eurodollar Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such date shall be the immediately preceding Business

Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

         7.4 Setoff. The Company agrees that the Agent and each Bank have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Company agrees that at any time any Event of Default exists, the Agent and each Bank may apply to the payment of any obligations of the Company hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with the Agent or such Bank.

         7.5 Proration of Payments. If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, but excluding any payment pursuant to Section 8.7 or 14.9) on account of principal of or interest on any Note (or on account of its participation in any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Banks on account of principal of and interest on Notes (or such participation) then held by them, such Bank shall purchase from the other Banks such participation in the Notes (or sub-participation in Letters of Credit) held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

         7.6 Taxes. (a) All payments of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Bank's net income or receipts (all non-excluded items being called "Taxes"). If any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (iii) (except to the extent such withholding or deduction would not be required if such Bank's Exemption Representation were true) pay to the Agent for the account of the Banks such additional amount or amounts as is necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Bank with respect to any payment received by the Agent or such Bank hereunder, the Agent or such Bank may pay such Taxes and the Company will (except to the extent such Taxes are payable by a Bank and would not have been payable if such Bank's Exemption Representation were true) promptly pay such additional amounts (including any penalty, interest and expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

         (b) If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Banks, the required receipts or other required documentary evidence, the Company shall indemnify the Banks for any incremental Taxes, interest or penalties that may become payable by any Bank as a result of any such failure. For purposes of this Section 7.6, a distribution hereunder by the Agent or any Bank to or for the account of any Bank shall be deemed a payment by the Company.

         (c) Each Bank represents and warrants (such Bank's "Exemption Representation") to the Company and the Agent that, as of the date of this Agreement (or, in the case of an Assignee, the date it becomes a party hereto), it is entitled to receive payments hereunder without any deduction or withholding for or on account of any Taxes imposed by the United States of America or any political subdivision or taxing authority thereof.

         (d) Upon the request from time to time of the Company or the Agent, each Bank that is organized under the laws of a jurisdiction other than the United States of America shall execute and deliver to the Company and the Agent one or more (as the Company or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents, appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Bank is exempt from withholding or deduction of Taxes.

         (e) If, and to the extent that, any Bank shall obtain a credit, relief or remission for, or repayment of, any Taxes indemnified or paid by the Company pursuant to this Section 7.6, such Bank agrees to promptly notify the Company thereof and thereupon enter into negotiations in good faith with the Company to determine the basis on which an equitable reimbursement of such Taxes can be made to the Company.

         SECTION 8  INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR

LOANS.

         8.1 Increased Costs. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Eurodollar Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

                  (A) shall subject any Bank (or any Eurodollar Office of such Bank) to any tax, duty or other charge with respect to its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Eurodollar Office imposed by the jurisdiction in which such Bank's principal executive office or Eurodollar Office is located); or

                  (B) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Bank (or any Eurodollar Office of such Bank); or

                  (C) shall impose on any Bank (or its Eurodollar Office) any other condition affecting its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D of the Board of Governors of the Federal Reserve System, to impose a cost on) such Bank (or any Eurodollar Office of such Bank) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Eurodollar Office) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Agent), the Company shall pay directly to such Bank such additional amount as will compensate such Bank for such increased cost or such reduction.

         (b) If any Bank shall reasonably determine that the adoption or phase-in of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or any Person controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such controlling Person's capital as a consequence of such Bank's obligations hereunder or under any Letter of Credit to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Bank or such controlling Person to be material, then from time to time, within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

         (c)      Notwithstanding the foregoing provisions of this Section 8.1,
(i) if any Bank fails to notify the Company of any event or circumstance which will entitle the Bank to compensation pursuant to this Section 8.1 within 120 days after such Bank obtains knowledge of such event or circumstance, then such Bank shall not be entitled to compensation from the Company for any amount arising prior to the date which is 120 days before the date on which such Bank notifies the Company of such event or circumstance; and (ii) no Bank shall not make a claim for compensation under this Section 8.1 unless such Bank is then making a claim against a substantial portion of the other borrowers from such Bank which have language in the applicable borrowing agreement similar to that found in the foregoing provisions of this Section 8.1.

         8.2 Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

                  (a) deposits in Dollars (in the applicable amounts) are not being offered to the Agent in the interbank eurodollar market for such Interest Period, or the Agent otherwise reasonably determines (which determination, if made in good faith, shall be binding and conclusive on the Company) that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

                  (b) Banks having an aggregate Percentage of 40% or more advise the Agent that the Eurodollar Rate (Reserve Adjusted) as determined by the Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding such Eurodollar Loans for such Interest Period (taking into account any amount to which such Banks may be entitled under Section 8.1) or that the making or funding of Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Banks materially affects such Loans;

then the Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Bank shall be under any obligation to make or convert into Eurodollar Loans and (ii) on the last day of the current Interest Period for each Eurodollar Loan, such Loan shall, unless then repaid in full, automatically convert to a Floating Rate Loan.

         8.3 Changes in Law Rendering Eurodollar Loans Unlawful. In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Bank cause a substantial question as to whether it is) unlawful for any Bank to make, maintain or fund Eurodollar Loans, then such Bank shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Bank shall have no obligation to make or convert into Eurodollar Loans (but shall make Floating Rate Loans concurrently with the making of or conversion into Eurodollar Loans by the Banks which are not so affected, in each case in an amount equal to such Bank's pro rata share of all Eurodollar Loans which would be made or converted into at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each Eurodollar Loan of such Bank (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurodollar Loan shall, unless then repaid in full, automatically convert to a Floating Rate Loan. Each Floating Rate Loan made by a Bank which, but for the circumstances described in the foregoing sentence, would be a Eurodollar Loan (an "Affected Loan") shall remain outstanding for the same period as the Group of Eurodollar Loans of which such Affected Loan would be a part absent such circumstances.

         8.4 Funding Losses. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the Agent), the Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any Eurodollar Loan), as reasonably determined by such Bank, as a result of (a) any payment, prepayment or conversion of any Eurodollar Loan of such Bank on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 8.3) or (b) any failure of the Company to borrow or convert any Loan on a date specified therefor in a notice of borrowing or conversion pursuant to this Agreement. For this purpose, all notices to the Agent pursuant to this Agreement shall be deemed to be irrevocable.

         8.5 Right of Banks to Fund through Other Offices. Each Bank may, if it so elects, fulfill its commitment as to any Eurodollar Loan by causing a foreign branch or affiliate of such Bank to make such Loan, provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Bank and the obligation of the Company to repay such Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Loan, for the account of such branch or affiliate.

         8.6 Discretion of Banks as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

         8.7 Mitigation of Circumstances; Replacement of Affected Bank. (a) Each Bank shall promptly notify the Company and the Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Bank's good faith judgment, otherwise disadvantageous to such Bank) to mitigate or avoid, (i) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 or (ii) the occurrence of any circumstances of the nature described in Section 8.2 or 8.3 (and, if any Bank has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Bank shall promptly so notify the Company and the Agent). Without limiting the foregoing, each Bank will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in clause (i) or (ii) of the preceding sentence and such designation will not, in such Bank's sole good faith judgment, be otherwise disadvantageous to such Bank.

         (b) At any time any Bank is an Affected Bank, the Company may replace such Affected Bank as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Agent (and upon notice from the Company such Affected Bank shall assign pursuant to an Assignment Agreement, and without recourse or warranty, its Commitment, its Loans, its Note, its participation in Letters of Credit, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid non-use fees and Letter of Credit fees, any amounts payable under Section 8.4 as a result of such Bank receiving payment of any Eurodollar Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Bank hereunder).

         8.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Bank pursuant to Section 8.1, 8.2, 8.3 or
8.4 shall be conclusive absent demonstrable error. Banks may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.

         SECTION 9  WARRANTIES.

         To induce the Agent and the Banks to enter into this Agreement and to induce the Banks to make Loans and issue or purchase participations in Letters of Credit hereunder, the Company warrants to the Agent and the Banks that:

         9.1 Organization, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; and the Company and each Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect) and has full power and authority to own its property and conduct its business as presently conducted by it.

         9.2 Authorization; No Conflict. The execution and delivery by the Company of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder, the execution and delivery by each Guarantor of each Loan Document to which it is a party and the performance by each of the Company and each Guarantor of its obligations under each Loan Document to which it is a party are within the corporate powers of the Company and each Guarantor, have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Company or any Guarantor or of any agreement, indenture, instrument or other document which is binding on the Company, any Guarantor or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company, any Guarantor or any other Subsidiary (other than Liens arising under the Loan Documents).

         9.3 Validity and Binding Nature. Each of this Agreement and each other Loan Document to which the Company is a party is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity; and each Loan Document to which any Guarantor is a party is, or upon the execution and delivery thereof by such Guarantor will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

         9.4 Financial Condition. The unaudited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1997, copies of which have been furnished prior to the Effective Date to each Bank which is a party hereto on the Effective Date:

                           (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein; and

                           (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the date thereof and the results of operations for the period covered thereby.

         9.5 No Material Adverse Change. Since December 31, 1997, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole.

         9.6 Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding is pending or, to the Company's knowledge, threatened against the Company or any Subsidiary which might reasonably be expected to have a Material Adverse Effect, except as set forth in
Schedule 9.6. Other than any liability incident to such litigation or proceedings, neither the Company nor any Subsidiary has any material contingent liabilities not listed in such Schedule 9.6.

         9.7 Ownership of Properties; Liens. Each of the Company and each Subsidiary owns good and, in the case of real property, marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 10.8.

         9.8 Subsidiaries. The Company has no Subsidiaries except those listed in Schedule 9.8.

         9.9 Pension and Welfare Plans. (a) During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan hereunder, (i) no steps have been taken to terminate any Pension Plan and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty. The Company has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

         (b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by the Company or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither the Company nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan, received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, might result in a withdrawal or partial withdrawal from any such plan; and neither the Company nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

         9.10 Investment Company Act. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

         9.11 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

         9.12 Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         9.13 Taxes. Each of the Company and each Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         9.14 Solvency, etc. On the Effective Date (or, in the case of any Person which becomes a Guarantor after the Effective Date, on the date such Person becomes a Guarantor), and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each of the Company's and each Guarantor's assets will exceed its liabilities and (b) each of the Company and each Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

         9.15  Environmental Matters.

                  (a) No Violations. Except as set forth on Schedule 9.15, neither the Company nor any Subsidiary, nor any operator of the Company's or any Subsidiary's properties, is in violation, or alleged violation, of any judgment, decree, order, law, permit, license, rule or regulation pertaining to environmental matters, including those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response,

Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 or any other Environmental Law which (i) in any single case, requires expenditures in any three-year period of $500,000 or more by the Company and its Subsidiaries in penalties and/or for investigative, removal or remedial actions or (ii) individually or in the aggregate otherwise might reasonably be expected to have a Material Adverse Effect.

                  (b) Notices. Except as set forth on Schedule 9.15, neither the Company nor any Subsidiary has received notice from any third party, including any Federal, state or local governmental authority: (a) that any one of them has been identified by the U.S. Environmental Protection Agency as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (b) that any hazardous waste, as defined by 42 U.S.C. ss.6903(5), any hazardous substance as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substance, oil or hazardous material or other chemical or substance regulated by any Environmental Law, excluding household hazardous waste (all of the foregoing, "Hazardous Substances"), which any one of them has generated, transported or disposed of has been found at any site at which a Federal, state or local agency or other third party has conducted a remedial investigation, removal or other response action pursuant to any Environmental Law; (c) that the Company or any Subsidiary must conduct a remedial investigation, removal, response action or other activity pursuant to any Environmental Law; or (d) of any Environmental Claim.

                  (c) Handling of Hazardous Substances. Except as set forth on Schedule 9.15, (i) no portion of the real property or other assets of the Company or any Subsidiary has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance in all material respects with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on such properties; (ii) in the course of any activities conducted by the Company, any Subsidiary or the operators of any real property of the Company or any Subsidiary, no Hazardous Substances have been generated or are being used on such properties except in accordance in all material respects with applicable Environmental Laws; (iii) there have been no Releases or threatened Releases of Hazardous Substances on, upon, into or from any real property or other assets of the Company or any Subsidiary, which Releases singly or in the aggregate might reasonably be expected to have a material adverse effect on the value of such real property or assets; (iv) to the Company's actual knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of the real property or other assets of the Company or any Subsidiary which, through soil or groundwater contamination, may have come to be located on, and which might reasonably be expected to have a material adverse effect on the value of, the real property or other assets of the Company or any Subsidiary; and (v) any Hazardous Substances generated by the Company and its Subsidiaries have been transported offsite only by properly licensed carriers and delivered only to treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the

Company's knowledge, operating in compliance with such permits and applicable Environmental Laws.

                  (d) Investigations. Except as set forth on Schedule 9.15, the Company and its Subsidiaries have taken reasonable steps to investigate the past and present condition and usage of the real property of the Company and its Subsidiaries and the operations conducted by the Company and its Subsidiaries with regard to environmental matters.

         9.16 Year 2000 Problem. The Company and its Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Company reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

         9.17 Information. All information heretofore or contemporaneously herewith furnished in writing by the Company or any Subsidiary to any Bank for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Subsidiary to any Bank pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Agent and the Banks that (a) any projections and forecasts provided by the Company are based on good faith estimates and assumptions believed by the Company to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts will likely differ from projected or forecasted results and (b) any information provided by the Company or any Subsidiary with respect to any Person or assets acquired or to be acquired by the Company or any Subsidiary shall, for all periods prior to the date of such acquisition, be limited to the knowledge of the Company or the acquiring Subsidiary after reasonable inquiry).

         SECTION 10  COVENANTS.

         Until the expiration or termination of the Commitments and thereafter until all obligations of the Company hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

         10.1 Reports, Certificates and Other Information. Furnish to the Agent (with sufficient copies to provide one to each Bank):

         10.1.1 Audit Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such Fiscal Year certified without qualification by Arthur Andersen or other independent auditors of recognized standing selected by the Company and reasonably acceptable to the Required Banks, together with a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail and (b) consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for the Company and its Subsidiaries for such Fiscal Year, certified by the chief financial officer, chief accounting officer, controller, treasurer or Vice President, Finance of the Company.

         10.1.2 Quarterly Reports. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, certified by the chief financial officer, chief accounting officer, controller, treasurer or Vice President, Finance of the Company.

         10.1.3 Monthly Reports. Promptly when available and in any event within 30 days after the end of each of the first two months of each Fiscal Quarter, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings for such month and for the period beginning with the first day of the Fiscal Year and ending on the last day of such month, certified by the chief financial officer, chief accounting officer, controller, treasurer or Vice President, Finance of the Company.

         10.1.4 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1 and of each set of quarterly statements pursuant to Section 10.1.2, (a) a duly completed compliance certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by the chief financial officer, chief accounting officer, controller, treasurer or Vice President, Finance of the Company, containing a computation of each of the financial ratios and restrictions set forth in Section 10.6 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it; and (b) an updated organizational chart listing all Subsidiaries and the locations of their businesses.

         10.1.5 Reports to SEC and to Shareholders. Promptly upon the filing or sending thereof, copies of all regular, periodic or special reports of the Company or any Subsidiary filed with the SEC (excluding exhibits thereto, provided that the Company shall promptly deliver any such exhibit to the Agent or any Bank upon request therefor); copies of all registration statements of the Company or any Subsidiary filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally concerning material developments in the business of the Company or any Subsidiary.

         10.1.6 Notice of Default, Litigation and ERISA Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto:

                  (a) the occurrence of an Event of Default or an Unmatured Event of Default;

                  (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Banks which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Subsidiary or to which any of the properties of any thereof is subject which, if adversely determined, might reasonably be expected to have a Material Adverse Effect;

                  (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

                  (d) any cancellation (without replacement) or material change in any insurance maintained by the Company or any Subsidiary;

                  (e) any event (including any violation of any Environmental Law or the assertion of any Environmental Claim) which might reasonably be expected to have a Material Adverse Effect; or

                  (f) any setoff, claims (including any Environmental Claim), withholding or other defense to which any of the collateral granted under any Collateral Document, or the Banks' rights with respect to any such collateral, are subject.

         10.1.7 Subsidiaries. Promptly upon any change in the list of its Subsidiaries from that set forth on Schedule 9.8 (or in the most recent notice pursuant to this Section), notification of such change.

         10.1.8 Management Reports. Promptly upon the request of the Agent or any Bank (acting through the Agent), copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with each annual or interim audit made by such auditors of the books of the Company.

         10.1.9 Projections. As soon as practicable and in any event within 60 days after the commencement of each Fiscal Year, financial projections for the Company and its Subsidiaries for such Fiscal Year prepared in a manner consistent with those projections delivered by the Company to the Agent prior to the Effective Date.

         10.1.10 1997 Audited Financials. Not later than July 15, 1998, copies of the Company's audited financial statements for the Fiscal Year ended December 31, 1997 (which audited statements shall not differ in any material respect from the unaudited statements referred to in Section 9.4).

         10.1.11 Other Information. From time to time such other information concerning the Company and its Subsidiaries as the Agent or any Bank (acting through the Agent) may reasonably request.

         10.2 Books, Records and Inspections. Keep, and cause each Subsidiary to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, any Bank or the Agent or any representative thereof upon reasonable prior notice to inspect the properties and operations of the Company and of such Subsidiary; and permit, and cause each Subsidiary to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Bank or the Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Company hereby authorizes such independent auditors to discuss such financial matters with any Bank or the Agent or any representative thereof whether or not any representative of the Company or any Subsidiary is present), and to examine (and, at the expense of the Company or the applicable Subsidiary, photocopy extracts from) any of its books or other corporate records.

         10.3 Insurance. Maintain, and cause each Subsidiary to maintain, with responsible insurance companies, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; and, upon request of the Agent (or any Bank acting through the Agent), furnish to the Agent or such Bank a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Company and its Subsidiaries.

         10.4 Compliance with Laws; Payment of Taxes and Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws (including Environmental Laws), rules, regulations, decrees, orders, judgments, licenses and permits; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, might become a Lien on any of its property; provided that the foregoing shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         10.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 10.11) cause each Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect).

         10.6     Financial Covenants.

         10.6.1 Minimum Net Worth. Not permit its Net Worth at any time to be less than the sum of (a) $18,000,000 plus (b) 75% of the sum of Consolidated Net Income for each Fiscal Quarter, beginning with the Fiscal Quarter ending September 30, 1998 and ending with the most recently-ended Fiscal Quarter for which the Company has delivered financial statements (provided that, if Consolidated Net Income is less than zero for any Fiscal Quarter, for purposes of this Section 10.6.1 Consolidated Net Income will be deemed to be zero for such quarter) plus (c) 100% of the net proceeds of any equity issued by the Company or any of its Subsidiaries (on a consolidated basis) after the Effective Date.

         10.6.2 Minimum Interest Coverage. Not permit the Interest Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below:

                   COMPUTATION                           INTEREST
                  PERIOD ENDING:                     COVERAGE RATIO
                  --------------                     --------------

         Effective Date through 12/31/98              2.00 to 1.0
         1/1/99 through 12/31/99                      2.25 to 1.0
         1/1/00 and thereafter                        2.50 to 1.0.

         10.6.3 Funded Debt to EBITDA Ratio. Not permit the Funded Debt to EBITDA Ratio as of the last day of any Computation Period to exceed the applicable ratio set forth below:

                   COMPUTATION               FUNDED DEBT TO
                  PERIOD ENDING:              EBITDA RATIO
                  --------------              ------------

         Effective Date through 12/31/98      4.00 to 1.0
         3/31/99 through 12/31/99             3.75 to 1.0       3/31/00 and thereafter
                                              3.50 to 1.0.

         10.6.4 Debt to Capitalization Ratio. Not permit the ratio of (a) Funded Debt to (b) the sum of Funded Debt plus Consolidated Net Worth at any time to exceed the applicable percentage set forth below during any period set forth below:

                                              DEBT TO
                                          CAPITALIZATION
                           PERIOD:          PERCENTAGE
                           -------          ----------

         Effective Date through 3/30/99      65%
         3/31/99 through 3/30/00             60%            3/31/00 and thereafter
                                             55%.

         10.6.5 Capital Expenditures. The Company will not permit the aggregate amount of all Capital Expenditures (excluding amounts, if any, paid to consummate acquisitions permitted by Section 10.11(c) which constitute Capital Expenditures) made by the Company and its Subsidiaries in any Fiscal Year to exceed the product of 1.5 multiplied by the depreciation and amortization of the Company and its Subsidiaries during the prior Fiscal Year (calculated on a pro forma basis giving effect to acquisitions and sales and other dispositions made subsequent to such prior Fiscal Year).

         10.7 Limitations on Debt. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except:

         (a) obligations in respect of the Loans, the L/C Applications and the Letters of Credit;

         (b) unsecured Debt of the Company which represents all or part of the purchase price payable in connection with a transaction permitted by
         Section 10.11(c); provided that the aggregate principal amount of all such unsecured Debt shall not at any time exceed $5,000,000;

         (c) Debt secured by Liens permitted by subsection 10.8(c) or (d), and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $2,000,000;

         (d) Debt arising under Capital Leases in an aggregate amount not at any time exceeding $1,000,000;

         (e) Debt of Subsidiaries owed to the Company; and

         (f) unsecured Debt of the Company to Subsidiaries.

         10.8 Liens. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

         (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

         (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

         (c) Liens identified in Schedule 10.8;

         (d) subject to the limitation set forth in Section 10.7(c),(i) Liens existing on property at the time of the acquisition thereof by the Company or any Subsidiary (and not created in contemplation of such acquisition) and (ii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 60 days of the acquisition thereof and such Lien attaches solely to the property so acquired;

         (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $250,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary; and

         (g) Liens in favor of the Agent for the benefit of the Banks arising under the Loan Documents.

         10.9 Operating Leases. Not permit the aggregate amount of all rental payments made (or scheduled to be made) under Operating Leases by the Company and its Subsidiaries (on a consolidated basis) in any Fiscal Year to exceed $1,000,000.

         10.10    Restricted Payments. Not, and not permit any Subsidiary to,
(a) declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders or (d) set aside funds for any of the foregoing; provided that any Subsidiary may declare and pay dividends to the Company or to any other wholly-owned Subsidiary.

         10.11 Mergers, Consolidations, Sales. Not, and not permit any Subsidiary to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary into the Company or into, with or to any other wholly-owned Subsidiary; (b) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary; (c) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the assets or stock of any other Person where (1) such assets (in the case of an asset purchase) are for use, or such Person (in the case of a stock purchase) is engaged in the processing, collection, handling and disposal of non-hazardous liquid or solid waste or similar non-hazardous waste-related business activities; (2) immediately before or after giving effect to such purchase or acquisition, no Event of Default or Unmatured Event of Default shall have occurred and be continuing; (3) either (i)
(x) the aggregate consideration to be paid by the Company and its Subsidiaries (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such purchase or other acquisition (or any series of related acquisitions) is not greater than $10,000,000 and (y) the aggregate consideration to be paid in cash or by the assumption or issuance of Debt by the Company and its Subsidiaries in connection with such purchase or acquisition (or any series of related acquisitions) is not greater than $7,000,000 or (ii) the Required Banks have consented to such purchase or acquisition; and (4) the Company is in pro forma compliance with all the financial ratios and restrictions set forth in
Section 10.6; and (d) sales and dispositions of assets (including the stock of Subsidiaries) so long as the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed $750,000.

         10.12 Use of Proceeds. Use the proceeds of the Loans solely to finance the Company's working capital, for acquisitions permitted by Section 10.11, for capital expenditures and for other general corporate purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

         10.13 Further Assurances. Take, and cause each Subsidiary to take, such actions as are necessary, or as the Agent (or the Required Banks acting through the Agent) may reasonably request, from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (i) the obligations of the Company hereunder and under the other Loan Documents are secured by substantially all of the assets (other than real property and, unless the Required Banks (acting through the Agent) otherwise request in writing, any motor vehicle subject to a statute requiring notation on a certificate of title to perfect a security interest in such vehicle) of the Company and guaranteed by all of the Subsidiaries (including, promptly upon the acquisition or creation thereof, any Subsidiary acquired or created after the date hereof) by execution of a counterpart of the Guaranty and (ii) the obligations of each Guarantor under the Guaranty are secured by substantially all of the assets (other than real property and, unless the Required Banks (acting through the Agent) otherwise request in writing, any motor vehicle subject to a statute requiring notation on a certificate of title to perfect a security interest in such vehicle) of such Guarantor.

         10.14 Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Company and its Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

         10.15 Employee Benefit Plans. Maintain, and cause each Subsidiary to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

         10.16 Environmental Laws. Conduct, and cause each Subsidiary to conduct, its operations and keep and maintain its property in material compliance with all Environmental Laws (other than Immaterial Laws).

         10.17 Unconditional Purchase Obligations. Not, and not permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services; provided that the foregoing shall not prohibit the Company or any Subsidiary from entering into options for the purchase of particular assets or businesses.

         10.18 Inconsistent Agreements. Not, and not permit any Subsidiary to, enter into any agreement containing any provision which (a) would be violated or breached by any borrowing, or the obtaining of any Letter of Credit, by the Company hereunder or by the performance by the Company or any Subsidiary of any of its obligations hereunder or under any other Loan Document or (b) would prohibit the Company or any Subsidiary from granting to the Agent, for the benefit of the Banks, a Lien on any of its assets.

         10.19 Business Activities. Not, and not permit any Subsidiary to, engage in any line of business other than the processing, collection, handling and disposal of non-hazardous liquid or solid waste or similar non-hazardous waste-related business activities.

         10.20 Advances and Other Investments. Not, and not permit any Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) the following:

         (a) equity Investments existing on the Effective Date in wholly-owned Subsidiaries identified in Schedule 9.8;

         (b) equity Investments in Subsidiaries acquired after the Effective Date in transactions permitted as acquisitions of stock or assets pursuant to Section 10.11;

         (c) in the ordinary course of business, contributions by the Company to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

         (d) in the ordinary course of business, Investments by the Company in any Subsidiary or by any of the Subsidiaries in the Company, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 10.7;

         (e)  Suretyship Liabilities permitted by Section 10.7;

         (f) good faith deposits made in connection with prospective acquisitions of stock or assets permitted by Section 10.11;

         (g) loans to officers and employees not exceeding (i) $100,000 in the aggregate to any single individual or (ii) $250,000 in the aggregate for all such individuals;

         (h) Cash Equivalent Investments; and

         (i) bank deposits in the ordinary course of business; provided that the aggregate amount of all such deposits (excluding (x) amounts in payroll accounts or for accounts payable, in each case to the extent that checks have been issued to third parties, and (y) amounts maintained (in the ordinary course of business consistent with past practice) in accounts of any Person which is acquired by the Company or a Subsidiary in accordance with the terms hereof during the 45 days following the date of such acquisition) which are maintained with any bank other than a Bank shall not at any time after September 25, 1998 exceed (x) in the case of such deposits with any single bank, $100,000 for three consecutive Business Days and (y) in the case of all such deposits, $500,000 for three consecutive Business Days;

provided, however, that no Investment otherwise permitted by clause (b), (c),
(d), (e), (f) or (g) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing.

         SECTION 11  EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

         The obligation of each Bank to make its Loans and of any Issuing Bank to issue Letters of Credit is subject to the following conditions precedent:

         11.1 Effectiveness. The obligation of each Bank to make its initial Loan and of any Issuing Bank to issue any Letter of Credit, whichever first occurs, is, in addition to the conditions precedent specified in Section 11.2, subject to the conditions precedent (and the date on which all such conditions precedent have been satisfied or waived in writing by the Banks is called the "Effective Date") that the Agent shall have received (a) all amounts which are then due and payable pursuant to Section 5 and (to the extent billed) Section 14.6; (b) evidence satisfactory to the Agent that all Debt under the note from the Company to NationsBank dated August 20, 1997 in the original principal amount of $6,600,000; and loans by Raymond M. Cash, Chairman of the Board of Directors of the Company, totaling $1,796,344.04 as of June 26, 1998 has been (or concurrently with the initial credit extension hereunder will be) paid in full and that all Liens securing such Debt have been (or concurrently with the initial credit extension hereunder will be) terminated and (c) all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Bank:

         11.1.1   Notes. The Notes.

         11.1.2 Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Agreement, the Notes and the other Loan Documents to which the Company is a party; and certified copies of resolutions of the Board of Directors of each Subsidiary (if any) which is to execute and deliver any document pursuant to Section 11.1.5, 11.1.6 or 11.1.7 authorizing or ratifying the execution, delivery and performance by such Subsidiary of each Loan Document to which such Subsidiary is a party.

         11.1.3 Consents, etc. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Company and each Subsidiary of the documents referred to in this Section 11.

         11.1.4 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of the Company and each Subsidiary of the Company as of the Effective Date certifying the names of the officer or officers of such entity authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Agent and each Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

         11.1.5 Guaranty. The Guaranty executed by each Subsidiary (if any) as of the Effective Date.

         11.1.6 Security Agreement. The Security Agreement executed by the Company and each Subsidiary as of the Effective Date, together with evidence, satisfactory to the Agent, that all filings necessary to perfect the Agent's Lien on any collateral granted under the Security Agreement have been duly made and are in full force and effect.

         11.1.7 Pledge Agreements. The Company Pledge Agreement and, with respect to any Subsidiary that as of the Effective Date has one or more Subsidiaries, a Subsidiary Pledge Agreement, in each case together with all stock certificates, stock powers and other items required to be delivered in connection therewith.

         11.1.8 Opinion of Counsel for the Company and the Guarantors. The opinion of Chorey Taylor & Feil, counsel to the Company and the Guarantors.

         11.1.9 Other. Such other documents as the Agent or any Bank may reasonably request.

         11.2 Conditions. The obligation (a) of each Bank to make each Loan and (b) of each Issuing Bank to issue each Letter of Credit is subject to the following further conditions precedent that:

         11.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit (but, if any Event of Default of the nature referred to in Section 12.1.2 shall have occurred with respect to any other Debt, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                  (a) the representations and warranties of the Company and the Guarantors set forth in this Agreement (excluding Sections 9.6, 9.8 and 9.15) and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                  (b) except as disclosed by the Company to the Agent and the Banks pursuant to Section 9.6,

                           (i) no litigation (including derivative actions),
                  arbitration proceeding, labor controversy or governmental investigation or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which might reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development shall have occurred in any
                  litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding disclosed pursuant to Section 9.6 which might reasonably be expected to have a Material Adverse Effect; and

                  (c) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing, and neither the Company nor any of its Subsidiaries shall be in violation of any law or governmental regulation or court order or decree where such violation or violations singly or in the aggregate might reasonably be expected to have a Material Adverse Effect.

         11.2.2 Confirmatory Certificate. If requested by the Agent or any Bank (acting through the Agent), the Agent shall have received (in sufficient counterparts to provide one to each Bank) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in Section 11.2.1 (it being understood that each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Company that the conditions precedent set forth in Section 11.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Agent or any Bank (acting through the Agent) may reasonably request in support thereof.

         SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT.

         12.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

         12.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; default and continuance thereof for five days after notice from the Agent, in the payment when due of any reimbursement obligation with respect to any Letter of Credit; or default, and continuance thereof for five days, in the payment when due of any interest, fee or other amount payable by the Company hereunder or under any other Loan Document.

         12.1.2 Non-Payment of Other Debt. Any default shall occur under the terms applicable to any Debt of the Company or any Subsidiary in an aggregate amount (for all such Debt so affected) exceeding $100,000 and such default shall
(a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

         12.1.3 Other Material Obligations. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company or any Subsidiary with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with other such defaults might reasonably be expected to have a Material Adverse Effect (except only to the extent that the existence of any such default is being contested by the Company or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default).

         12.1.4 Bankruptcy, Insolvency, etc. The Company or any Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or the Company or any Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Company or such Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Company or any Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding

(except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Subsidiary), is commenced in respect of the Company or any Subsidiary, and if such case or proceeding is not commenced by the Company or such Subsidiary, it is consented to or acquiesced in by the Company or such Subsidiary, or remains for 60 days undismissed; or the Company or any Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

         12.1.5 Non-Compliance with Provisions of This Agreement. (a) Failure by the Company to comply with or to perform any covenant set forth in Sections
10.5 through 10.15; or (b) failure by the Company to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 12) and continuance of such failure for 30 days after notice thereof to the Company from the Agent or any Bank.

         12.1.6 Warranties. Any warranty made by the Company herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by the Company to the Agent or any Bank in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

         12.1.7 Pension Plans. (i) Institution of any steps by the Company or any other Person to terminate a Pension Plan if as a result of such termination the Company could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $250,000; (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA; or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Company and the Controlled Group have incurred on the date of such withdrawal) exceeds $250,000.

         12.1.8 Judgments. Final judgments which exceed an aggregate of $250,000 shall be rendered against the Company, or any Subsidiary and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

         12.1.9 Invalidity of Guaranty, etc. The Guaranty shall cease to be in full force and effect with respect to any Guarantor, any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the Guaranty, or any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of the Guaranty with respect to such Guarantor.

         12.1.10 Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Company or any Guarantor, the Company or any

Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such entity is a party, or the Company or any Guarantor (or any Person by, through or on behalf of the Company or such Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

         12.1.11 Change in Control. (a) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding the executive managers of the Company as of the Effective Date) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 20% or more of the outstanding shares of common stock of the Company; (b) during any 24-month period, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company; or (c) a period of 60 consecutive days shall have elapsed during which any of the individuals named in Schedule 12.1.11 shall have ceased to hold executive offices with the Company at least equal in seniority to such individual's present offices, as set out in such Schedule 12.1.11, excluding any such individual who has been replaced by another individual or individuals reasonably satisfactory to the Required Banks (it being understood that any such replacement individual shall be deemed added to Schedule 12.1.11 on the date of approval thereof by the Required Banks).

         12.2 Effect of Event of Default. If any Event of Default described in Section 12.1.4 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to deliver to the Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the Agent (upon written request of the Required Banks) shall declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable and/or demand that the Company immediately deliver to the Agent cash collateral in amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the Agent cash collateral in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or
Section 12.1.4 may be waived by the written concurrence of all of the Banks, and the effect as an Event of Default of any other event described in this Section 12 may be waived by the written concurrence of the Required Banks. Any cash collateral delivered hereunder shall be held by the Agent (without liability for interest thereon) and applied to obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

         SECTION 13  THE AGENT.

         13.1 Appointment and Authorization. (a) Each Bank hereby irrevocably (subject to Section 13.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         (b) Each Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith. Each Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Section 13 with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 13, included such Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Banks.

         13.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         13.3     Liability of Agent. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or

Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         13.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, confirmation from the Banks of their obligation to indemnify the Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

         13.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Banks in accordance with Section 12; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Banks.

         13.6 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         13.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for any payment to the Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable fees of attorneys for the Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents, any termination of this Agreement and the resignation or replacement of the Agent.

         For the purposes of this Section 13.7, "Indemnified Liabilities" shall mean: any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable fees of attorneys for the Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) of any kind or nature whatsoever which may at any time (including at any time following repayment of the

Loans and the termination, resignation or replacement of the Agent or the replacement of any Bank) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code, and including any appellate proceeding) related to or arising out of this Agreement or the Commitments or the use of the proceeds thereof, whether or not any Agent-Related Person, any Bank or any of their respective officers, directors, employees, counsel, agents or attorneys-in-fact is a party thereto.

         13.8 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent, the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to their Loans, BofA and its Affiliates shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though BofA were not the Agent and the Issuing Bank, and the terms "Bank" and "Banks" include BofA and its Affiliates, to the extent applicable, in their individual capacities.

         13.9 Successor Agent. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall, with (so long as no Event of Default exists) the consent of the Company (which shall not be unreasonably withheld or delayed), appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 13 and Sections 14.6 and 14.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Required Banks unless BofA shall also simultaneously be replaced as an "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

         13.10    Withholding Tax.

                  (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees to deliver to the Agent:

                           (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed Internal Revenue Service ("IRS") Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                           (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

                  Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of such obligations of the Company hereunder. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                  (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Bank hereunder, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (e) If the IRS or any other governmental authority of the United States or any other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including reasonable fees of attorneys for the Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)). The obligation of the Banks under this subsection shall survive the repayment of the Loans, cancellation of the Notes, any termination of this Agreement and the resignation or replacement of the Agent.

         13.11 Collateral Matters. The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Company hereunder and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 14.1, if approved, authorized or ratified in writing by the Required Banks. Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of collateral pursuant to this
Section 13.11.

         SECTION 14  GENERAL.

         14.1 Waiver; Amendments. No delay on the part of the Agent, any Bank or any other holder of a Note in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage of any Bank without the consent of such Bank. No amendment, modification, waiver or consent shall (i) extend or increase the amount of the Commitments, (ii) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release the Guaranty (other than with respect to a Guarantor which ceases to be a Subsidiary as a result of a transaction permitted hereunder) or all or substantially all of the collateral granted under the Collateral Document or (v) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Banks. No provisions of Section 13 or other provision of this Agreement affecting the Agent in its capacity as such shall be amended, modified or waived without the consent of the Agent. No provision of this Agreement relating to the rights or duties of an Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of such Issuing Bank.

         14.2 Confirmations. The Company and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

         14.3 Notices. Except as otherwise provided in Sections 2.2, 2.4 and 4.3, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on
Schedule 14.3 or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2, 2.4 and 4.3, the Agent shall be entitled to rely on telephonic instructions from any person that the Agent in good faith believes is an authorized officer or employee of the

Company, and the Company shall hold the Agent and each other Bank harmless from any loss, cost or expense resulting from any such reliance.

         14.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if the Company notifies the Agent that the Company wishes to amend any covenant in Section 10 to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Section 10 for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

         14.5 Regulation U. Each Bank represents that it in good faith is not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

         14.6 Costs, Expenses and Taxes. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent (including the reasonable fees and charges of counsel for the Agent and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendments, supplements or waivers to any Loan Documents), and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses and allocated costs of staff counsel) incurred by the Agent and each Bank after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. Each Bank agrees to reimburse the Agent for such Bank's pro rata share (based on its respective Percentage) of any such costs and expenses of the Agent not paid by the Company. In addition, the Company agrees to pay, and to save the Agent and the Banks harmless from all liability for, (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith and (b) any fees of the Company's auditors in connection with any reasonable exercise by the Agent and the Banks of their rights pursuant to Section 10.2. All obligations provided for in this Section 14.6 shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement.

         14.7 Subsidiary References. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as the Company has one or more Subsidiaries.

         14.8 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         14.9     Assignments; Participations.

         14.9.1 Assignments. Any Bank may, with the prior written consents of the Company and the Agent (which consents shall not be unreasonably delayed or withheld), at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee"), all or any fraction of such Bank's Revolving Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Bank's Revolving Loans and Commitment) in a minimum aggregate amount equal to the lesser of (i) the amount of the assigning Bank's remaining Commitment and (ii) $5,000,000; provided, however, that (a) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Company would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee than the Company is then obligated to pay to the assigning Bank under such Sections (and if any assignment is made in violation of the foregoing, the Company will not be required to pay the incremental amounts) and (b) the Company and the Agent shall be entitled to continue to deal solely and directly with such Bank in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

                  (x) five Business Days (or such lesser period of time as the Agent and the assigning Bank shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Company and the Agent by such assigning Bank and the Assignee,

                  (y) the assigning Bank and the Assignee shall have executed and delivered to the Company and the Agent an assignment agreement substantially in the form of Exhibit G (an "Assignment Agreement"), together with any documents required to be delivered thereunder, which Assignment Agreement shall have been accepted by the Agent, and

                  (z) the assigning Bank or the Assignee shall have paid the Agent a processing fee of $3,500.

From and after the date on which the conditions described above have been met,
(x) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Bank hereunder, and (y) the assigning Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. Within five Business Days after effectiveness of any assignment and delegation, the Company shall execute and deliver to the Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in the principal amount of the Assignee's Percentage of the Commitment Amount and, if the assigning Bank has retained a Commitment hereunder, a replacement Note in the principal amount of the Percentage of the Commitment Amount retained by the assigning Bank (such Note to be in exchange for, but not in payment of, the predecessor Note held by such assigning Bank). Each such Note shall be dated the effective date of such assignment. The assigning Bank shall mark the predecessor Note "exchanged" and deliver it to the Company. Accrued interest on that part of the predecessor Note being assigned shall be paid as provided in the Assignment Agreement. Accrued interest and fees on that part of the predecessor Note not being assigned shall be paid to the assigning Bank. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 14.9.1 shall be null and void.

         Notwithstanding the foregoing provisions of this Section 14.9.1 or any other provision of this Agreement, any Bank may at any time assign all or any portion of its Loans and its Note to a Federal Reserve Bank (but no such assignment shall release any Bank from any of its obligations hereunder).

         14.9.2 Participations. Any Bank may at any time sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Bank, the Note held by such Bank, the Commitment of such Bank, the direct or participation interest of such Bank in any Letter of Credit or any other interest of such Bank hereunder (any Person purchasing any such participating interest being herein called a "Participant"); provided that any Bank selling any such participating interest shall give notice thereof to the Company. In the event of a sale by a Bank of a participating interest to a Participant, (x) such Bank shall remain the holder of its Note for all purposes of this Agreement, (y) the Company and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder and (z) all amounts payable by the Company shall be determined as if such Bank had not sold such participation and shall be paid directly to such Bank. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events (excluding the events described in clause (v) thereof) described in the fourth sentence of Section 14.1. Each Bank agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Bank enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or such Note; provided that such right of setoff shall be subject to the obligation of each Participant to share with the Banks, and the Banks agree to share with each Participant, as provided in Section 7.5. The Company also agrees that each Participant shall be entitled to the benefits of Section 7.6 and Section 8 as if it were a Bank (provided that no Participant shall receive any greater compensation pursuant to Section 7.6 or Section 8 than would have been paid to the participating Bank if no participation had been sold).

         14.10 Governing Law. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of Illinois. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Agent, the Banks and any other holder of a Note expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

         14.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         14.12 Successors and Assigns. This Agreement shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

         14.13    Indemnification by the Company.

         (a) In consideration of the execution and delivery of this Agreement by the Agent and the Banks and the agreement to extend the Commitments provided hereunder, the Company hereby agrees to indemnify, exonerate and hold the Agent, each Bank and each of the officers, directors, employees, Affiliates and agents of the Agent and each Bank (each a "Bank Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees and charges and, without duplication, allocated costs of staff counsel (collectively, for purposes of this Section 14.13, called the "Indemnified Liabilities"), incurred by the Bank Parties or any of them as a result of, or arising out of, or relating to (i) any tender offer, merger, purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (ii) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by the Company or any Subsidiary, (iii) any violation of any Environmental Laws with respect to conditions at any property owned or leased by the Company or any Subsidiary or the operations conducted thereon,
(iv) the investigation, cleanup or
remediation of offsite locations at which the Company or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances or (v) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Bank Parties, except for any such Indemnified Liabilities arising on account of any such Bank Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Bank Party from any obligation it may have under this Agreement.

         (b) All obligations provided for in this Section 14.13 shall survive repayment of the Loans, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of any or all of the Collateral Documents and any termination of this Agreement.

         14.14 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         14.15 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE AGENT AND EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                    SANTI GROUP, INC.

                                    By  /s/ Rock Payne
                                       ----------------------------------------

                                     Title President
                                           ------------------------------------

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Agent

                                    By  /s/ Jay McKeown
                                        ---------------------------------------
                                      Title  Assistant Vice President
                                             ----------------------------------

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVING ASSOCIATION, as Issuing Bank and
                                    as a Bank

                                    By /s/ Robert Raysmalski
                                       ----------------------------------------
                                    Title Managing Director
                                          -------------------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

         The Floating Rate Margin, the Eurodollar Margin, the rate per annum applicable for non-use fees and the rate per annum applicable for letter of credit fees for Financial Letters of Credit and Non-Financial Letters of Credit, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1.

                                LEVEL I         Level II       Level III        Level IV        Level V          LEVEL
                                                                                                                   VI

Rate for

Non-Use Fee                      0.250%          0.300%          0.350%          0.350%          0.400%          0.450%
Eurodollar Margin                1.000%          1.250%          1.500%          1.750%          2.000%          2.250%
Floating Rate Margin
                                     0               0           0.250%          0.500%          0.750%          0.750%
Rate for

Non-Financial LC Fee             0.500%          0.625%          0.750%          0.875%          1.000%          1.000%
Rate for
Financial LC Fee                 1.000%          1.250%          1.500%          1.750%          2.000%          2.000%

         Level I applies when the Funded Debt to EBITDA Ratio is less than 1.50 to 1.0.

         Level II applies when the Funded Debt to EBITDA Ratio is equal to or greater than 1.50 to 1.0 but less than 2.00 to 1.0.

         Level III applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.00 to 1.0 but less than 2.50 to 1.0.

         Level IV applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.50 to 1.0 but less than 3.00 to 1.0.

         Level V applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.00 to 1.0 but less than 3.50 to 1.0.

         Level VI applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.50 to 1.0.

         Initially, the applicable Level shall be Level IV. The applicable Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Funded Debt to EBITDA Ratio as of the last day of such Fiscal Quarter; provided that if the Company fails to deliver the financial statements required by Section 10.1.1 or 10.1.2, as applicable, and the related certificate required by Section 10.1.3 by the 45th day (or, if applicable, the 90th day) after any Fiscal Quarter, Level VI shall apply until such financial statements are delivered.

                                  SCHEDULE 2.1

                              BANKS AND PERCENTAGES

                                              Amount of
Bank                                          Commitment         Percentage
----                                          ----------         ----------

Bank of America National                      $40,000,000         100%
 Trust and Savings Association



TOTALS                                        $40,000,000         100%

                                  SCHEDULE 9.6

                      LITIGATION AND CONTINGENT LIABILITIES

None

                                  SCHEDULE 9.8

                                  SUBSIDIARIES

Bone Dry Enterprises, Inc.
SanTi Group of Florida, Inc.
SanTi Group of New York, Inc.
SanTi Group of Pennsylvania, Inc.

                                  SCHEDULE 9.15

1. Facility located at 25 NE 5th Street, Pompano Beach, Florida. This property is leased by SanTi Group of Florida, Inc. ("SanTi FL"). An underground storage tank currently or at one time existed on property adjacent to this facility. A monitoring well has been placed on the property lased by SanTi FL. No current knowledge of any problems associated with this property.

2. Facility located at 1804 Nashville Avenue, Orlando, Florida. SanTi FL leases this property. An abandoned underground gasoline storage tank exists on this property; it appeas that this tank has not been used in approximately 15 years.

3. Facility located at S. Main Street & Randolph, Ambler, Pennsylvania. This property is leased by SanTi Group of Pennsylvania, Inc. ("SanTi PA"). A 3,000-gallon diesel fuel underground storage tank exists on this property. This tank is scheduled for removal on or before December 31, 1998. An asbestos plant was located on this property until approximately 1980. Asbestos waste was buried on site to assist in leveling the area.

4. Facility located at 898 Fern Hill Road, West Chester, Pennsylvania. SanTi PA leases this property. The adjacent property is used for operation of a waste oil processing facility and the transportation of hazardous waste.

5. Facility located at 2470 Weaver Way, Doraville, Georgia. Bone Dry Enterprises, Inc leases this property. The prior operator of this facility transported hazardous waste, with such waste remaining on site for more than 10 days.

                                  SCHEDULE 10.7

                                  EXISTING DEBT

Term Promissory Note dated March 6, 1998 in the principal amount of $2,000,000 from SanTi Group of Florida, Inc. to Seagraves, Inc.

                                  SCHEDULE 10.8

                                 EXISTING LIENS

Lien created pursuant to that certain Purchase Money Security Agreement dated March 6, 1998 between SanTi Group of Florida, Inc. to Seagraves, Inc.

                                SCHEDULE 12.1.11

                                 KEY EXECUTIVES

Name                                     Current Office(s)
----                                     -----------------
Raymond M. Cash                  Chairman, Chief Executive Officer
Donald F. Moorehead, Jr.         Vice Chairman
Rock Payne                       President, Chief Operating Officer,
                                 Director

Joyce Bone                       Senior Vice- President, Secretary,
                                 Director

James McClure                    Vice President-Controller
Terry White                      Vice President-Marketing
Sharon Hurlburt                  Vice President - Sales
Howell (Rusty) Waldrup           Vice President - Operations
Daryl R. Griswold                Vice President - Legal

Within five (5) days of Closing, all officers will resign and the following officers elected:

Donald F. Moorehead, Jr.         Chairman, Chief Executive Officer
Raymond M. Cash                  Vice Chairman
Terry Patrick                    President, Chief Operating Officer
Kenneth Peak                     Chief Financial Officer, Secretary

                                  SCHEDULE 14.3

                              ADDRESSES FOR NOTICES

SANTI GROUP, INC.

7200 Bishop Road
Austell, Georgia 30168
Attention: President
Telephone: 770-449-8844
Facsimile: 770-745-0225

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent

Agency Management Services
231 South LaSalle Street
Chicago, Illinois 60697
Attention:  Jay McKeown
Telephone:  (312) 828-7299
Facsimile:  (312) 974-9102

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a Bank

231 South LaSalle Street
Chicago, Illinois 60697
Attention:  Helen Perry
Telephone:  (312) 828-0940
Facsimile:  (312) 828-1974

                                    EXHIBIT A

                                  FORM OF NOTE

                                                                ---------, ----
                                                              Chicago, Illinois

         FOR VALUE RECEIVED, the undersigned, SANTI GROUP, INC. (the "Company"), hereby promises to pay to the order of (the "Bank") the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Credit Agreement dated as of June __, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among the Company, various financial institutions and Bank of America National Trust and Savings Association, as Agent, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Bank is authorized to endorse the amount and the date on which each Loan is made and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof or on continuations thereof which shall be attached hereto and made a part hereof; provided that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement or this Note.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which contains, among other things, provisions for acceleration of the maturity hereof upon the happening of certain stated events.

        Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered as of the day and year first above written.

                                SANTI GROUP, INC.

                                By:
                                   ----------------------------
                                Name Printed:
                                             ------------------
                                Title:
                                      -------------------------

Schedule Attached to Note dated _______, ____ of SANTI GROUP, INC. payable to the order of _________________________.

             Amount of                         Amount           Notation
  Date         Loan        Maturity Date       Repaid           Made By

===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                    EXHIBIT B

                                SANTI GROUP, INC.
                        FINANCIAL COMPLIANCE CERTIFICATE
             FOR PERIOD ENDED _____________ (the "Computation Date")

To:      Bank of America National Trust
           and Savings Association, as Agent

         Reference is made to Section 10.1.4 of the Credit Agreement dated as of June __, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among SanTi Group, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Agent for the Banks. Capitalized terms used but not otherwise defined herein are used as defined in the Credit Agreement.

         The Company hereby certifies and warrants to you that the following are true and correct computations of the financial ratios and restrictions set forth in Section 10.6 of the Credit Agreement:

10.6.1 Minimum Net Worth

Initial minimum:                                   $____________
Plus:  75% of the sum of
Consolidated Net
       Income for each Fiscal Quarter
     (excluding any Fiscal Quarter
           in which there is a loss) from and
               after September 30, 1998 to the
       Computation Date

Plus:  100% of net proceeds of  any equity
issued by the Company or any of its                $___________
Subsidiaries after June __, 1998

                                                   $___________
Total (Minimum Required)                                            $__________

Actual Net Worth                                                    $___________
10.6.2 Minimum Interest Coverage

Consolidated Net Income                            $___________
Plus:  Interest Expense                            $___________
       taxes                                       $___________
Earnings before interest and taxes                 $_________(x)
Interest Expense                                   __________(y)
Ratio of (x) to (y)                                                 ____ to ____
Minimum Required
     __/__/98 thru 12/31/98:                                        2.00 to 1.0
     1/1/99 thru 12/31/99:                                          2.25 to 1.0
     1/1/2000 and thereafter:                                       2.50 to 1.0

10.6.3 Funded Debt to EBITDA Ratio

Funded Debt                                                   $_________(x)
Consolidated Net Income                      $___________
Plus:  Interest Expense                      $___________
       Income tax expense                    $___________
       Depreciation and
        amortization                         $___________

Total                                                         $_________(y)
Ratio of (x) to (y)                                            ____ to ____

Maximum allowed

     __/__/98 thru 12/31/98:                                  4.00 to 1.0
     3/31/99 thru 12/31/99:                                   3.75 to 1.0
     3/31/00 and thereafter:                                  3.50 to 1.0

10.6.4 Debt to Capitalization Ratio

Funded Debt                                                   $_________(x)
Sum of (x) plus Consolidated Net Worth

                                                              $_________(y)

Ratio of (x) to (y)                                           ____ to ____
Maximum allowed
     __/__/98 thru 12/31/98:                                               65%
     3/31/99 thru 12/31/99:                                                60%
     3/31/00 and thereafter:                                               55%

10.6.5 Capital Expenditures

Aggregate amount of all Capital
Expenditures made by the Company and its Subsidiaries in the preceding Fiscal Year

                                                              $__________(x)

Depreciation and amortization of the
Company and its Subsidiaries in the
preceding Fiscal Year

                                              $_________(a)

Product of (a) times 1.5                                      $__________(y)

Sum of (y) minus (x) (must be equal to or
greater than zero)                                            $__________


         The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of _________, ____.

                                         SANTI GROUP, INC.

                                         By
                                           --------------------------
                                         Title
                                              -----------------------

                                    EXHIBIT C

                                FORM OF GUARANTY

         THIS GUARANTY dated as of June __, 1998 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), individually and as Agent (as defined below), and the Banks (as defined below).

                                   WITNESSETH:

         WHEREAS, SanTi Group, Inc. (the "Company"), various financial institutions (the "Banks") and BofA, as agent for the Banks (in such capacity, the "Agent"), have entered into a Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, each of the undersigned will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereto agrees as follows:

         1. Definitions. Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         2. Guaranty. Each of the undersigned hereby jointly and severally unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Credit Agreement or any other Loan Document, as the same may be amended, modified, extended or renewed from time to time, and all Hedging Obligations of the Company to any Bank (all such obligations being herein collectively called the "Liabilities"); provided, however, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Agent or any Bank in enforcing this Guaranty or any other applicable Loan Document against such undersigned).

         Each of the undersigned agrees that, in the event of the occurrence of any Event of Default under Section 12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent for the account of the Banks forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Agent and each Bank shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent or the Banks may elect, in accordance with the Credit Agreement, if then in effect) any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such Bank and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or such Bank or any agent or bailee for the Agent or such Bank.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments have terminated and all Liabilities have been paid in full.

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Bank had not been made.

         The Agent or any Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Agent or such Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Any amounts received by the Agent or any Bank from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities in accordance with the Credit Agreement; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any Bank until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Agent and the Banks shall have received payment of the full amount of all Liabilities.

         The undersigned hereby expressly waive: (a) notice of the acceptance by the Agent or any Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         Each of the undersigned further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

         The creation or existence from time to time of additional Liabilities to the Agent or any Bank or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or any Bank or the obligations of the undersigned under this Guaranty.

         The Agent and any Bank may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Bank.

         No delay on the part of the Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or any Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Agent (or, if at any time there is no Agent, the Required Banks or, if required pursuant to Section 14.1 of the Credit Agreement, all Banks). No action of the Agent or any Bank permitted hereunder shall in any way affect or impair the rights of the Agent or any Bank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any Bank arising under or in connection with any Loan Document, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Banks. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for application as set forth in the Credit Agreement or, if there is no Agent, to the Banks for their ratable benefit.

         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

         This Guaranty is secured pursuant to a Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH BANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                            BONE DRY ENTERPRISES, INC.

                                            By:
                                               ---------------------------
                                            Name Printed:
                                                         -----------------
                                            Title:
                                                  ------------------------


                                            SANTI GROUP OF FLORIDA, INC.

                                            By:
                                               ---------------------------
                                            Name Printed:
                                                         -----------------
                                            Title:
                                                  ------------------------


                                            SANTI GROUP OF PENNSYLVANIA, INC.

                                            By:
                                               ---------------------------
                                            Name Printed:
                                                         -----------------
                                            Title:
                                                  ------------------------


                                            SANTI GROUP OF NEW YORK, INC.

                                            By:
                                               ---------------------------
                                            Name Printed:
                                                         -----------------
                                            Title:
                                                  ------------------------

                                    Signature page for the Guaranty dated as of June __, 1998 issued by various subsidiaries of SanTi Group, Inc. (the "Company") in favor of Bank of America National Trust and Savings Association, as Agent under the Credit Agreement dated as of June __, 1998 with the Company and various other parties, and the Banks referred to in such Guaranty.

                                    The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                                    [SUBSIDIARY OF SANTI GROUP, INC.]

                                    By:
                                       --------------------------------
                                    Name Printed:
                                                 ----------------------
                                    Title:
                                          -----------------------------

                                   SCHEDULE I
                                   TO GUARANTY

                                    ADDRESSES

BONE DRY ENTERPRISES, INC.

7200 Bishop Road
Austell, Georgia 30168


SANTI GROUP OF FLORIDA, INC.

7200 Bishop Road
Austell, Georgia 30168


SANTI GROUP OF PENNSYLVANIA, INC.

7200 Bishop Road
Austell, Georgia 30168


SANTI GROUP OF NEW YORK, INC.

7200 Bishop Road
Austell, Georgia 30168

                                    EXHIBIT D

                           FORM OF SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") dated as of June __, 1998 is among SANTI GROUP, INC. (the "Company"), each subsidiary of the Company listed on the signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Company, the "Debtors" and individually each a "Debtor") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), in its capacity as Agent (as defined below) for the Banks (as defined below).

                                   WITNESSETH:

     WHEREAS, the Company, various financial institutions (the "Banks") and BofA, as agent for the Banks (in such capacity, the "Agent"), have entered into a Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, each of the Debtors other than the Company has executed and delivered a guaranty (the "Guaranty") of the obligations of the Company in respect of the Loan Documents; and

     WHEREAS, the obligations of the Company in respect of the Loan Documents and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement;

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Fixture, Goods, Inventory, Instrument, Security and Uncertificated Security shall have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below), (b) the terms Commodity Account, Commodity Contract, Investment Property, Security Entitlement and Securities Account shall have the respective meanings assigned thereto in the 1994 Amendments to Articles 8 and 9 of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners for Uniform State Laws, (c) capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and (d) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

     Account Debtor means, with respect to any Debtor, any party who is obligated on or under any Account Receivable, Contract Right or General Intangible of such Debtor.

     Account Receivable means, with respect to any Debtor, any right of such Debtor to payment for goods sold or leased or for services rendered.

         Agent - see the recitals.

         Agreement - see the introductory paragraph.

     Assignee Deposit Account - see Section 4.

         BofA - see the introductory paragraph.

         Banks - see the recitals.

         Business Day means any day on which BofA is open for commercial banking business in Chicago, New York and San Francisco.

     Collateral means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

         Company - see the introductory paragraph.

     Computer Hardware and Software means, with respect to any Debtor, (i) all computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Debtor, designed for use on the computers and electronic data processing hardware described in clause (i) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now or hereafter owned, licensed or leased by such Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding clauses (i), (ii) and (iii), whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

     Contract Right means, with respect to any Debtor, any right of such Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         Credit Agreement - see the recitals.

         Debtor - see the introductory paragraph.

     Default means the occurrence of any of the following events: (i) any Unmatured Event of Default under Section 12.1.4 of the Credit Agreement with respect to the Company, (ii) any Event of Default or (iii) any warranty of any Debtor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest in any material portion of the Collateral (of all Debtors taken as a whole) is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral of all Debtors (taken as a whole) is materially impaired or otherwise materially adversely affected.

     General Intangibles means, with respect to any Debtor, all of such Debtor's "general intangibles" as defined in the Uniform Commercial Code and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

         Guaranty - see the recitals.

         Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, speci fication sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

     Liabilities means (a) as to the Company, all obligations of the Company to the Agent or any Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Loan Documents (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, and all Hedging Obligations of the Company to any Bank, and (b) with respect to each Debtor other than the Company, all obligations of such Debtor under the Guaranty or any other Collateral Document.

     Non-Tangible Collateral means, with respect to any Debtor, collectively, such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

     Permitted Liens - see Section 3.

     Uniform Commercial Code means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided, however, as used in Section 8 hereof and in the definitions of "Commodity Account", "Commodity Contract", "Investment Property", "Security Entitlement" and "Securities Account", "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

         2. Grant of Security Interest. As security for the payment of all Liabilities, each Debtor hereby assigns to the Agent for the benefit of the Banks, and grants to the Agent for the benefit of the Banks a continuing security interest in, the following, whether now or hereafter existing or acquired:

     All of such Debtor's:

         (i)               Accounts Receivable;

         (ii)              Certificated Securities;

         (iii)             Chattel Paper;

         (iv) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

         (v)               Contract Rights;

         (vi)              Deposit Accounts;

         (vii)             Documents;

         (viii)            General Intangibles;

         (ix) Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

         (x)               Instruments;

         (xi)              Intellectual Property;

         (xii)             money (of every jurisdiction whatsoever);

         (xiii) Commodity Accounts, Commodity Contracts, Investment Property, Security Entitlements and Securities Accounts;

         (xiv)             Uncertificated Securities;

         (xv) to the extent not included in the foregoing, maps, surveys and similar items used or useful in such Debtor's business; and

         (xvi) to the extent not included in the foregoing, other personal property of any kind or description;

         together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

         3. Warranties. Each Debtor warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Agent or in connection with Permitted Liens (as defined below)) covering any of the Collateral is on file in any public office; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens and claims expressly permitted by the Credit Agreement ("Permitted Liens"), with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent or any Bank and all other written information heretofore or hereafter furnished by such Debtor to the Agent or any Bank in connection with the Credit Agreement will be true and correct in all material respects as of the date furnished; (iv) such Debtor's chief executive office and principal place of business are as set forth on Schedule I hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after February 1, 1998); (v) each other location where such Debtor maintains a place of business is set forth on
Schedule II hereto; (vi) except as disclosed on Schedule III, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as disclosed on Schedule III, during the five years preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; (viii) Schedule IV hereto contains a complete listing of all of such Debtor's Intellectual Property which has been registered under any registration statute; (ix) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (x) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor; (xi) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (xii) such Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or the value of the Collateral or the worth of the Collateral as collateral security.

         4. Collections, etc. Until such time during the existence of a Default as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.

     Upon request by the Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor during the existence of a Default will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

     During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with the Agent, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

     During the existence of a Default, the Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

         5. Certificates, Schedules and Reports. Each Debtor will from time to time deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Company and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         6. Agreements of the Debtors. Each Debtor (a) will, upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, without limitation, delivery to the Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Debtor shall have given the Agent not less than 10 days' prior written notice; (c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral;
(d) will furnish the Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request; (e) will permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers; (f) will, upon request of the Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (g) except as permitted by the Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Agent; (h) will at all times keep all its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine) and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (i) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear excepted; (j) will take such actions as are reasonably necessary to keep its Equipment (other than obsolete Equipment) in good repair and condition and in good working or running order, ordinary wear and tear excepted; (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); provided, however, that such Debtor shall not be required to pay any such fee, tax, assessment or other charge if the validity thereof is being contested by such Debtor in good faith by appropriate proceedings, so long as forfeiture of any substantial part of its Equipment or other Goods will not result from the failure of such Debtor to pay any such fee, tax, assessment or other charge during the period of such contest; (l) will, upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby and (ii) deliver all such certificates to the Agent or its designees; (m) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (n) will keep all of the tangible Collateral in the continental United States; and (o) will reimburse the Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

     Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6, except to the extent any of the foregoing result from the gross negligence or willful misconduct of the Agent. Notwithstanding the foregoing, the Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

         7. Default. Whenever a Default shall be existing, the Agent may exercise from time to time any rights and remedies available to it under applicable law. Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

         8. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the

Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         All notices and requests hereunder shall be in writing (including facsimile transmission) and shall be sent (i) if to the Agent, to its address shown on Schedule 14.3 to the Credit Agreement or such other address as it may, by written notice to the Company, have designated as its address for such purpose, and (ii) if to any Debtor, to its address shown on Schedule I hereto or to such other address as such Debtor may, by written notice to the Agent, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

     Each of the Debtors agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

     No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Bank, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Bank had not been made.

     This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement (including supplements to the Schedules hereto). Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     EACH OF EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                SANTI GROUP, INC.

                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------


                                BONE DRY ENTERPRISES, INC.

                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------


                                SANTI GROUP OF FLORIDA, INC.

                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------


                                SANTI GROUP OF PENNSYLVANIA, INC.

                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------

                                SANTI GROUP OF NEW YORK, INC.

                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------

                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as Agent for
                                the Banks



                                By:
                                    ------------------------------
                                Name Printed:
                                             ---------------------
                                Title:
                                      ----------------------------

         Signature page for the Security Agreement dated as of June __, 1998 among SanTi Group, Inc. (the "Company"), various subsidiaries of the Company and Bank of America National Trust and Savings Association, as Agent (as defined in the Credit Agreement dated as of June __, 1998 with the Company and various other parties).

                  The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


                  [SANTI GROUP, INC.]

                  By:
                     ------------------------------
                  Name Printed:
                               --------------------
                  Title:
                        ---------------------------

                                   SCHEDULE I
                              TO SECURITY AGREEMENT

                             CHIEF EXECUTIVE OFFICES

Chief Executive Office of All Debtors

7200 Bishop Road
Austell, Georgia 30168

Principal Place of Business

SanTi Group, Inc.                           7200 Bishop Road
                                            Austell, Georgia 30168

Bone Dry Enterprises, Inc.                  7200 Bishop Road
                                            Austell, Georgia 30168

                                            2470 Weaver Way
                                            Doraville, Georgia 30340

                                            7851 Lee Road
                                            Lithia Springs, Georgia 30057

SanTi Group of Florida, Inc.                7200 Bishop Road
                                            Austell, Georgia 30168

                                            1804 Nashville Avenue
                                            Orlando, Florida 32805

                                            25 NE 5th Street
                                            Pompano Beach, Florida 33060

SanTi Group of Pennsylvania, Inc.           7200 Bishop Road
                                            Austell, Georgia 30168

                                            S. Main Street & Randolph
                                            P.O. Box 442
                                            Ambler, Pennsylvania 19380

                                            898 Fern Hill Road
                                            West Chester, Pennsylvania 19380

SanTi Group of New York, Inc.               7200 Bishop Road
                                            Austell, Georgia 30168

                                            972 Nicolls Road
                                            Deer Park, New York 11729

                                   SCHEDULE II
                              TO SECURITY AGREEMENT

                          ADDRESSES OF OTHER LOCATIONS

                                      None.

                                  SCHEDULE III
                              TO SECURITY AGREEMENT

                                   TRADE NAMES

SanTi Group, Inc.

None

Bone Dry Enterprises, Inc.

None

SanTi Group of Florida, Inc.

Brownie Septic Tank Contractors
Brownie Environmental Services
Brownie Sewer & Drain Service
Grease-Tec
A Rapid Rooter Sewer & Drain
A Rapid Rooter

SanTi Group of Pennsylvania, Inc.

Eldredge Wastewater Management
Ferrero Wastewater Management

SanTi Group of New York, Inc.

Advanced Transfer Technology
Envirotec Leasing and Rental
Devito Environmental
RGM Liquid Waste Removal

                                   SCHEDULE IV
                              TO SECURITY AGREEMENT

                          LIST OF INTELLECTUAL PROPERTY

                                      None.

                                    EXHIBIT E
                        FORM OF COMPANY PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated as of

June __, 1998, is between SANTI GROUP, INC., a Delaware corporation (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as Agent (as defined below) for the Banks (as defined below).

                                   WITNESSETH:

         WHEREAS, the Company, various financial institutions (the "Banks") and BofA, as agent for the Banks (in such capacity, the "Agent"), have entered into a Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the obligations of the Company in respect of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and
(b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

                  Agent - see the recitals.

                  Agreement - see the introductory paragraph.

                  BofA - see the introductory paragraph.

                  Banks - see the recitals.

                  Collateral - see Section 2.

                  Company - see the introductory paragraph.

                  Credit Agreement - see the recitals.

                  Default means the occurrence of any of the following events:
         (i) any Unmatured Event of Default with respect to the Company under
         Section 12.1.4 of the Credit Agreement, (ii) any Event of Default or
         (iii) any warranty of the Company herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

                  Guarantor means, on any day, each Subsidiary that has executed a counterpart of the Guaranty on or prior to that day (or is required to execute a counterpart of the Guaranty on that date).

                  Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

                  Liabilities means all obligations of the Company howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with any of the Loan Documents (including, without limitation, with respect to Letters of Credit), as the same may be amended, modified, extended or renewed from time to time, and all Hedging Obligations of the Company to any Bank.

         2. Pledge. As security for the payment of all Liabilities, the Company hereby pledges to the Agent for the benefit of the Banks, and grants to the Agent for the benefit of the Banks a continuing security interest in, all of the following:

                  A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

                  B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by the Company in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  D.       All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

         The Company agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which the Company is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time be in or come into the possession or control of the Company; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Company separate and apart from its other property and in express trust for the Agent.

         3. Warranties; Further Assurances. The Company warrants to the Agent for the benefit of each Bank that: (a) the Company is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent; (c) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

         So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Bank with respect to the creation of any Liabilities, the Company (i) shall not, except as permitted by the Credit Agreement or with the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any Bank such information concerning the Collateral as the Agent or such Bank may from time to time reasonably request, and will permit the Agent or any Bank or any designee of the Agent or such Bank, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Company which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

         4. Holding in Name of Agent, etc. The Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Company, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Company to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

         5. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:

                  A. The Company shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Company agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

                  B. The Company shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Company, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

                  C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Company, all such proxies, powers of attorney, dividend orders and other instruments as the Company may request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

         (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Company is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Company to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends.

Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

         6. Remedies. Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Company therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Company hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

         The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Company agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Company for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         7. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Company shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

         No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         All obligations of the Company and all rights, powers and remedies of the Agent and the Banks expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown opposite its signature hereto or at such other address as such party may, by written notice to the other party, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent with confirmation of receipt; notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received .

         This Agreement shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE COMPANY SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF THE COMPANY, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                SANTI GROUP, INC.

Address:

                                By:
                                    -----------------------------------
                                Name Printed:
                                             --------------------------
                                Title:

                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as Agent

Address:

                                                                            231

South LaSalle Street            By:
Chicago, IL 60697                  ------------------------------------
Attention:                      Name Printed:
          -----------------                  --------------------------
Facsimile:                      Title:
          -----------------

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

                                      STOCK

                                                         Pledged Shares
                                            No. of       as % of Total      Total Shares
                           Certificate      Pledged       Shares Issued      of Issuer
Issuer                         No.          Shares       and Outstanding     Outstanding
------                     -----------     --------      ---------------    -------------
Bone-Dry                      8            1,000,000         100%             1,000,000
 Enterprises, Inc.

SanTi Group of                1                  500         100%                   500
 Pennsylvania, Inc.

SanTi Group of                1                  500         100%                   500
 Florida, Inc.

SanTi Group of                1                  500         100%                   500
 New York, Inc.

                                    EXHIBIT F
                       FORM OF SUBSIDIARY PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated as of
June __, 1998, is between _________________ (the "Pledgor"), a Subsidiary of SANTI GROUP, INC. (the "Company"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as Agent (as defined below) for the Banks (as defined below).

                                  WITNESSETH:

         WHEREAS, the Company, various financial institutions (the "Banks") and BofA, as agent for the Banks (in such capacity, the "Agent"), have entered into a Credit Agreement dated as of June __, 1998 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Pledgor has guaranteed all of the obligations of the Company under or in connection with the Credit Agreement pursuant to a Guaranty dated June __, 1998 (the "Guaranty");

         WHEREAS, the Pledgor will benefit from the making of loans and the issuance of letters of credit pursuant to the Credit Agreement; and

         WHEREAS, the obligations of the Pledgor under the Guaranty and the other Loan Documents (as defined in the Credit Agreement) are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, (a) the capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and
(b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

                  Agent - see the recitals.

                  Agreement - see the introductory paragraph.

                  BofA - see the introductory paragraph.

                  Banks - see the recitals.

                  Collateral - see Section 2.

                  Company - see the introductory paragraph.

                  Credit Agreement - see the recitals.

                  Default means the occurrence of any of the following events:
         (i) any Unmatured Event of Default with respect to the Company under
         Section 12.1.4 of the Credit Agreement, (ii) any Event of Default or
         (iii) any warranty of the Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Agent's security interest in any material portion of the Collateral is not perfected or the Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

                  Guaranty - see the recitals.

                  Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

                  Liabilities means all obligations of the Pledgor under or in connection with the Guaranty or any other Loan Document (including this Agreement), as the same may be amended, modified, extended or renewed from time to time.

                  Pledgor - see the introductory paragraph.

         2. Pledge. As security for the payment of all Liabilities, the Pledgor hereby pledges to the Agent for the benefit of the Banks, and grants to the Agent for the benefit of the Banks a continuing security interest in, all of the following:

                  A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

                  B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by the Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  D.       All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

         The Pledgor agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which the Pledgor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Agent.

         3. Warranties; Further Assurances. The Pledgor warrants to the Agent for the benefit of each Bank that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent; (c) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

         So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Bank with respect to the creation of any Liabilities, the Pledgor (i) shall not, except as permitted by the Credit Agreement or with the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any Bank such information concerning the Collateral as the Agent or such Bank may from time to time reasonably request, and will permit the Agent or any Bank or any designee of the Agent or such Bank, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Pledgor which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

         4. Holding in Name of Agent, etc. The Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

         5. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:

                  A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

                  B. The Pledgor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or securities or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

                  C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

         (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this paragraph (b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

         6. Remedies. Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

         The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         7. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

         No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         All obligations of the Pledgor and all rights, powers and remedies of the Agent and the Banks expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         All notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown opposite its signature hereto or at such other address as such party may, by written notice to the other party, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent with confirmation of receipt; notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

         This Agreement shall be binding upon the Pledgor and the Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgor and the Agent and the successors and assigns of the Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PLEDGOR SPECIFIED IN, OR PURSUANT TO, THE THIRD PRECEDING PARAGRAPH, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         EACH OF THE PLEDGOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                    [SUBSIDIARY OF SANTI GROUP, INC.]

Address:

                                    By:
                                       ------------------------------
                                    Name Printed:
                                                 --------------------
                                    Title:

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Agent

Address:

231 South LaSalle Street            By:
Chicago, Illinois 60697                -----------------------------
Attention:                          Name Printed:
          -----------------                      -------------------
Facsimile:                          Title:
          -----------------

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

                                      STOCK

                                          Pledged Shares
                             No. of        as % of Total          Total Shares
               Certificate   Pledged       Shares Issued            of Issuer
Issuer          No.          Shares       and Outstanding         Outstanding
------         -----------   -------      ----------------        ------------


                                    EXHIBIT G

                                     FORM OF
                              ASSIGNMENT AGREEMENT

         Reference is made to Section 14.9.1 of the Credit Agreement dated as of June __, 1998 (as amended or otherwise modified, the "Credit Agreement"), among SanTi Group, Inc., various financial institutions and Bank of America National Trust and Savings Association, as agent (the "Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         _____________________________________ (the "Assignor") and
__________________________________________ (the "Assignee") hereby agree as follows:

         The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to _____% of all of the Loans, the Letters of Credit and the Commitments, such purchase and assignment to be effective as of the effective date set forth herein. After giving effect to such assignment and delegation, the Assignor's and Assignee's Percentages and portions of Commitment Amount for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

         The effective date of this Agreement shall be the date when the consent of the Agent and the Company to this Agreement has been received and the conditions set forth in clauses (x), (y) and (z) of the proviso to the first paragraph of Section 14.9.1 of the Credit Agreement shall be either met or waived. The Assignor hereby instructs the Agent to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

         The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee acknowledges and agrees that it (i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitments been granted, the Letters of Credit been issued and its Loans been made directly by such Assignee to or for the benefit of the Company without the intervention of the Agent, the Assignor or any other Bank and (ii) has made and will continue to make, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it deems appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that the Agent makes no representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

         The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

         The Assignee represents and warrants to the Agent and the Company that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.6 or Section 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Sections.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent:

         (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

         (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

         The Assignor and the Assignee hereby agree that the [Assignor/Assignee] will pay the Agent the processing fee referred to in Section 14.9.1 of the Credit Agreement.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments:

         (A) Address for Notices:

                  Institution Name:
                                    -----------------------------
                  Address:
                           --------------------------------------
                  Attention:
                              -----------------------------------
                  Telephone:
                              -----------------------------------
                  Facsimile:
                              -----------------------------------
         (B)      Payment Instructions:

                  -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------

         [The Assignee has delivered to the Company and the Agent, or is delivering to the Company and the Agent concurrently herewith, the tax forms referred to in Section 7.6 of the Credit Agreement.] [INSERT THIS PARAGRAPH IF ASSIGNEE IS ORGANIZED UNDER THE LAW OF A JURISDICTION OUTSIDE THE UNITED STATES.]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed this _____day of ___________, ____.

Percentage = ______%                        [NAME OF ASSIGNEE]
Amount of
Commitment =  $ _________

                                            By:
                                               ----------------------------
                                            Name Printed:
                                                         ------------------
                                            Title:
                                                  -------------------------


Adjusted Percentage = ______%               [NAME OF ASSIGNOR]
Amount of
Commitment =  $ _________

                                            By:
                                               ----------------------------
                                            Name Printed:
                                                         ------------------
                                            Title:
                                                  -------------------------

ACCEPTED AND CONSENTED TO

this ____ day of _______, ____

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent

By:
    ------------------------------
Name Printed:
             ---------------------
Title:
       ---------------------------

CONSENTED TO
this      day of        ,
     ----        ------- ---

SANTI GROUP, INC.


By:
    ------------------------------
Name Printed:
             ---------------------
Title:
       ---------------------------